================================================================================


                                   $55,000,000

                           LOAN AND SECURITY AGREEMENT


                                  BY AND AMONG


                            OAKWOOD HOMES CORPORATION

                                       AND

              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO
                                  AS BORROWERS,


                     THE LENDERS THAT ARE SIGNATORIES HERETO
                                 AS THE LENDERS,

                                       AND

                          FOOTHILL CAPITAL CORPORATION
                    AS THE ARRANGER AND ADMINISTRATIVE AGENT



                          DATED AS OF JANUARY 22, 2002


================================================================================


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                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of January 22, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof as lenders (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FIRST UNION NATIONAL BANK, a national banking association, FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, OAKWOOD HOMES CORPORATION, a North Carolina corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers"). The parties agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                  "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

                  "Accounts" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code) and any and all supporting obligations in respect thereof, but excluding any accounts in which any Borrower's only interest in such account arises out of such Borrower's capacity as a servicer or as a fiduciary.

                  "ACH Transactions" means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates or by Funds Management Bank for the account of any Borrower or any of its Subsidiaries.

                  "Additional Commitment" means such additional amounts which may from time to time after the Closing Date be issued by any New Lenders as a commitment to make Advances hereunder pursuant to Section 14.3 hereof, which additional amounts shall be issued in increments of $5,000,000, and shall not exceed $10,000,000 in the aggregate for all such additional amounts.

                  "Additional Documents" has the meaning set forth in Section
4.4.

                  "Administrative Borrower" has the meaning set forth in Section 17.9.

                  "Advances" has the meaning set forth in Section 2.1.

                  "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For


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

purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section
7.14 hereof: (a) any Person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 20% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person; (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person; and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

                  "Agent" means Foothill, solely in its capacity as arranger and administrative agent for the Lenders hereunder, and any successor thereto.

                  "Agent's Account" means an account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account listed on Schedule A-1.

                  "Agent Advances" has the meaning set forth in Section
2.3(e)(i).

                  "Agent's Liens" means the Liens granted by Borrowers to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

                  "Agent-Related Persons" means Agent, together with its Affiliates, officers, directors, employees, and agents.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Aircraft Mortgage" means, individually and collectively, one or more aircraft mortgages executed and delivered by any Borrower granting to Agent for the benefit of the Lender Group and Funds Management Bank, a first priority security interest in any aircraft owned by any such Borrower (including, without limitation, any engines or propeller of such aircraft) in form suitable for recordation with the Federal Aviation Administration, and in form and substance satisfactory to Agent.

                  "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 5% times the Maximum Revolver Amount,
(b) during the period of time from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 4% times the Maximum Revolver Amount, (c) during the period of time from and including the date that is the second anniversary of the Closing Date up to the date that is the third anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (d) during the period of time from and including the date that is the third anniversary of the Closing Date up to the date that is the fourth anniversary of the Closing Date, 2% times the Maximum Revolver


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Amount, and (e) during the period of time from and including the date that is the fourth anniversary of the Closing Date up to the Maturity Date, 1% times the Maximum Revolver Amount.

                  "Assignee" has the meaning set forth in Section 14.1.

                  "Assignment and Acceptance" means an Assignment and Acceptance Agreement in the form of Exhibit A-1.

                  "Assumption Agreement" means any agreement executed after the Closing Date by a Person pursuant to which such Person becomes a Borrower hereunder, assuming all Obligations hereunder as if such Person was a Borrower on the Closing Date, in form and substance satisfactory to Agent.

                  "Authorized Person" means any officer or other employee of Administrative Borrower.

                  "Availability" means, as of any date of determination, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrowers are entitled to borrow as Advances under
Section 2.1 (after giving effect to all then outstanding Obligations (other than Bank Product Obligations) and all sublimits and reserves applicable hereunder).

                  "Bank Product Agreements" means those certain treasury, depositary and cash management service agreements, whether written or oral, entered into from time to time by a Borrower or any of its Subsidiaries in connection with any of the Bank Products.

                  "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing (including, without limitation, payment of any amounts that, but for the provisions of the Bankruptcy Code, would become owing) by a Borrower or any of its Subsidiaries to
(a) Wells Fargo or its Affiliates, or (b) the Funds Management Bank, in each case, pursuant to or evidenced by the Bank Product Agreements or otherwise arising out of the provision of Bank Products and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Borrower or any of its Subsidiaries is obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to a Borrower or any of its Subsidiaries pursuant to the Bank Product Agreements and including all reasonable fees and expenses (including attorneys fees) incurred by Wells Fargo or Funds Management Bank in drafting, reviewing, administering, or amending the Bank Product Agreements or any other Loan Document, and all reasonable fees and expenses (including attorneys fees) incurred by Wells Fargo or Funds Management Bank in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning a Borrower or any of its Subsidiaries or in exercising rights or remedies under the Bank Product Agreements of any other Loan Document), or defending the Bank

Product Agreements or any other Loan Document, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

                  "Bank Products" means any service or facility extended to any Borrower or any of its Subsidiaries (a) by Wells Fargo or any Affiliate of Wells Fargo including (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) purchase cards, (v) ACH Transactions, (vi) cash management, including controlled disbursement, accounts or services, or (vii) Hedge Agreements, or (b) by the Funds Management Bank with respect to the provision of treasury, depositary and cash management services, including, without limitation, in connection with any ACH Transactions.

                  "Bank Product Reserves" means, as of any date of determination, the amount of reserves that Agent has established (based upon the Agent's reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding.

                  "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

                  "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                  "Base Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the Base Rate.

                  "Base Rate Margin" means 1.50 percentage points.

                  "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which any Borrower or any Subsidiary or ERISA Affiliate of any Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                  "Bill and Hold Letter" means, in connection with any Account arising on a bill and hold basis, an agreement executed by the applicable Account Debtor confirming the unconditional obligation of such Account Debtor to take the goods related thereto and pay such invoice to the applicable Borrower, in the form of Exhibit D attached hereto.

                  "Board of Directors" means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

                  "Books" means all of each Borrower's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information); provided that Books shall not include books and records of OAC LLC in its capacity as servicer relating solely to assets transferred pursuant to a Securitized Transaction, the Warehouse Facility and the Servicer Advance Facility.

                  "Borrower" and "Borrowers" have the respective meanings set forth in the preamble to this Agreement, provided, however, "Borrower" and "Borrowers" shall also include any other Person that becomes a Borrower hereunder by delivering to Agent (a) an Assumption Agreement, (b) all documents and instruments Agent deems necessary to perfect or continue its security interest in any Collateral of such new Borrower, including, without limitation, financing statements and Mortgages, (c) Collateral Access Agreements as may be requested by Agent, (d) lien searches against such Person in all relevant jurisdictions, and (e) all opinions of counsel, and certificates, documents and instruments as Agent may request, in each case, in form and substance satisfactory to Agent.

                  "Borrowing" means a borrowing hereunder consisting of Advances made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance, in each case, to Administrative Borrower.

                  "Borrowing Base" has the meaning set forth in Section 2.1.

                  "Borrowing Base Availability" means, as of any date of determination, the Borrowing Base as calculated pursuant to Section 2.1, less the Letter of Credit Usage, less outstanding Advances as of such date.

                  "Borrowing Base Certificate" means a certificate in the form of Exhibit B-1.

                  "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

                  "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation, and (e) "overnight investments" at, "overnight deposits" at, or short-term obligations issued by, any commercial bank located in the United States in those areas where Borrowers conduct their respective businesses and provided the commercial bank's deposits are insured by the Federal Deposit Insurance Corporation.

                  "Cash Management Bank" has the meaning set forth in Section 2.7(a).

                  "Cash Management Account" has the meaning set forth in Section 2.7(a).

                  "Cash Management Agreements" means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among Administrative Borrower, Agent, and one of the Cash Management Banks.

                  "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) any Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of its Subsidiaries extant as of the Closing Date.

                  "Closing Date" means the date of the making of the initial Advance (or other extension of credit) hereunder or the date on which Agent sends the Administrative Borrower a written notice that each of the conditions precedent set forth in Section 3.1 either have been satisfied or have been waived, which date shall not be later than January 22, 2002.

                  "Closing Date Business Plan" means the set of Projections of Borrowers for the 5 year period following the Closing Date (on a year-by-year basis, and for the 1 year period following the Closing Date, on a month-by-month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent.

                  "Code" means the Georgia Uniform Commercial Code, as in effect from time to time, together with any replacement or successor statutes enacted thereto, including, without limitation, "Revised Article 9."

                  "Collateral" means all of each Borrower's now owned or hereafter acquired right, title, and interest in and to each of the following:

                  (a)      Accounts,

                  (b)      Books,

                  (c)      Deposit Accounts,

                  (d)      Equipment,

                  (e)      General Intangibles,

                  (f)      Inventory,


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                  (g)      Investment Property,

                  (h)      Negotiable Collateral,

                  (i)      Real Property Collateral,

                  (j) money or other assets of each such Borrower that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

                  (k) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

Provided, that so long as Agent has not delivered a notice to any Borrower that an Event of Default has occurred hereunder, to the extent transferred by OAC LLC to the "Transferor" (as defined in the Warehouse Facility Documents) pursuant to the Warehouse Facility Documents, any Collateral herein constituting Accounts (but specifically excluding Eligible Accounts), Mortgage Loans (but specifically excluding the Aircraft Mortgages and Agent's Mortgages on the Real Property of any Borrower), Installment Sales Contracts, chattel paper, or related documents, in each case arising with respect to retail financing to consumers, upon such transfer in accordance with the Warehouse Facility Documents, and for no other purpose whatsoever, shall be automatically and without any further action by Agent, released from the lien of, and the security interest created by this Agreement and any other Loan Documents, provided, further, that if the foregoing Accounts, Mortgage Loans, Installment Sales Contracts, chattel paper or related documents are conveyed back to any Borrower for any reason consistent with the Warehouse Facility Documents, then such assets shall automatically upon re-conveyance and without any further action by any party, become subject to the security interest and Lien of Agent, and shall for all purposes, constitute part of the Collateral.

                  "Collateral Access Agreement" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Agent.

                  "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Borrowers, provided, however, that Collections shall not include any cash, checks, notes, instruments and other items of payment that are collected in any Borrower's capacity as a fiduciary in connection with the Warehouse Facility Documents, Servicer Advance Documents, any Securitized Transaction, or REMIC trust.

                  "Commitment" means, with respect to each Lender, its Commitment and, with respect to all Lenders, their Commitments in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender


                                        7
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hereunder in accordance with the provisions of Section 14.1 or on the signature page to a Lender Assumption Agreement pursuant to which any New Lender became a Lender hereunder in accordance with the provisions of Section 14.3.

                  "Common Carrier Reserves" means reserves established from time to time by Agent in its discretion for fees and expenses owed by any Borrower to Bennett Truck Transport, Inc., or any subsequent common carrier selected by any Borrower for the purpose of transporting and delivering manufactured housing and mobile homes. Common Carrier Reserves shall be set, initially, at an amount equal to the accounts payable balance owed to such common carrier, and may be adjusted by Agent from time to time in its discretion.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Parent to Agent.

                  "Concentration Account" means Borrowers' concentration account number 2000000983947, at FUNB, Charlotte, North Carolina, or such other concentration account established by Borrowers with prior written consent of Agent.

                  "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

                  "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the applicable Borrower, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a Deposit Account.

                  "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                  "DDA" means any checking or other demand Deposit Account maintained by any Borrower.

                  "Dealers" means independent dealers that sell manufactured housing or mobile homes at retail to consumers, and other non-retail customers.

                  "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                  "Defaulting Lender" means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.


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

                  "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

                  "Deposit Account" means all of Borrowers' now owned or hereafter acquired right, title and interest with respect to any "deposit account" (as that term is defined in the Code), including, without limitation, any demand, time, savings, passbook or similar account maintained with a bank, but not including deposit accounts held in a fiduciary or agency capacity.

                  "Depository Account Agreement" means that certain depository account agreement entered into on the Closing Date by and among FUNB, Agent and Parent with respect to, among other things, the Concentration Account and the Foothill Account.

                  "Designated Account" means that certain account at the Designated Account Bank, designated as such on Schedule D-1, or such other deposit account of Administrative Borrower (located within the United States) that has been designated as such, in writing, by Administrative Borrower to Agent.

                  "Designated Account Bank" means FUNB, whose office is located at Charlotte, North Carolina, and whose ABA number is 053000219.

                  "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior 90 days that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Accounts owed by Dealers during such period, by (b) Borrowers' Collections with respect to Accounts owed by Dealers during such period (excluding extraordinary items) plus the Dollar amount of clause (a). For purposes of calculating Dilution, each of Borrowers' respective Divisions will be calculated individually.

                  "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5.0%. The Dilution Reserve will be calculated by Division and applied to the Eligible Accounts of such Division.

                  "Disbursement Letter" means an instructional letter executed and delivered by Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

                  "Division" means of each Borrowers' individual manufacturing business units in effect from time to time, which as of the Closing Date, consist of "Golden West Perris," "Golden West Albany," "Destiny," "Schult," and "HBOS," and "Divisions" means, collectively, without duplication, each of the foregoing.

                  "Dollars" or "$" means United States dollars.

                  "Due Diligence Letter" means the due diligence letter sent by Agent's counsel to Administrative Borrower, together with Administrative Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

                  "EBITDA" means, with respect to any fiscal period, Parent's and its Subsidiaries consolidated net earnings (or loss), minus extraordinary gains, plus, for such period, (a) interest expense, (b) income taxes, (c) depreciation, (d) amortization, (e) the sum of (i) accounting losses realized from the Securitized Transactions less accounting gains realized from Securitized Transactions, in each case including the lower of cost or market adjustments to the carrying value of loans held for sale and gains or losses recognized on sales of Securitization Securities subsequent to the closing of the Securitized Transaction which created such securities, (ii) accounting losses arising from unrealized mark-to-market adjustments to the value of Securitization Securities required under GAAP less accounting gains arising from unrealized mark to market adjustments to the value of Securitization Securities required under GAAP, and (iii) [out of pocket] expenses incurred by a Borrower, as servicer, in connection with the loan assumption program that have not been passed to the related Securitization Entity, in each case including adjustments to loan servicing assets or liabilities and to guarantee obligations of Securitization Securities sold, provided, the total adjustment pursuant to the foregoing clauses (i), (ii) and (iii) shall not exceed $35,000,000 in the aggregate in any fiscal year, (f) non-cash charges related to the closure of retail sales centers and manufacturing facilities, and (g) extraordinary losses (with the exception of non-cash charges that require an accrual or reserve for cash charges for any future period, normally recurring accruals, and any writedown of inventory), and, in the case of any such adjustments under clauses
(a) through (g), only to the extent included in the calculation of consolidated net earnings (without duplication), all of the foregoing as determined in accordance with GAAP.

                  "Eligible Accounts" means those Accounts created by any Borrower in the ordinary course of its business, that arise out of its sale of finished goods to Dealers, that comply with each of the representations and warranties respecting Eligible Accounts made by Borrowers under the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be made more restrictive from time to time by Agent in Agent's Permitted Discretion (for such periods of time as may be determined by Agent) to address the results of any audit performed by Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrowers. Eligible Accounts shall not include the following:

         (a) Accounts that the Account Debtor has failed to pay within 30 days of original invoice date or Accounts with selling terms of more than 30 days,

         (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

         (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of any Borrower, or a retail consumer,

         (d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold not subject to a Bill and Hold Letter, or any other terms by reason of which the payment by the Account Debtor may be conditional,

         (e)      Accounts that are not payable in Dollars,

         (f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless the Account is supported by an irrevocable letter of credit satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent,

         (g)      Accounts with respect to which the Account Debtor is either
(i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC ss. 3727), or (ii) any state of the United States (exclusive, however, of (y) Accounts owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (z) Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which the applicable Borrower has complied to Agent's satisfaction),

         (h) Accounts with respect to which the Account Debtor is a creditor of any Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the Account, to the extent of such claim, right of setoff, or dispute,

         (i) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction or increase by Agent in its Permitted Discretion on a case-by-case basis, based upon any change in the creditworthiness of such Account Debtor) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

         (j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

         (k) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the applicable Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

         (l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition,

         (m) Accounts that are not subject to a valid and perfected first priority Agent's Lien,

         (n) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor (except to the extent such Accounts are Eligible Bill and Hold Accounts), or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, or

         (o) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services.

                  "Eligible Bill and Hold Accounts" means Accounts that (a) arise from the sale of goods on a bill and hold basis, (b) otherwise constitute Eligible Accounts hereunder, and (c) are subject to a Bill and Hold Letter delivered to Agent.

                  "Eligible Bill and Hold Sublimit" means $2,000,000.

                  "Eligible Inventory" means Inventory of Borrowers consisting of first quality finished goods comprised of manufactured housing or mobile homes held for sale in the ordinary course of Borrowers' business located at one of the business locations of Borrowers set forth on Schedule E-1 (or in-transit between any such locations), that complies with each of the representations and warranties respecting Eligible Inventory made by Borrowers in the Loan Documents, and that is not excluded as ineligible by virtue of the one or more of the criteria set forth below; provided, however, that such criteria may be made more restrictive from time to time by Agent in Agent's Permitted Discretion (for such periods of time as may be determined by Agent) to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of estimated cost (excluding any intercompany profit or markup) or market on a basis consistent with Borrowers' historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:

                  (a) a Borrower does not have good, valid, and marketable title thereto,

                  (b) it is not located at one of the locations in the United States set forth on Schedule E-1 or in transit from one such location to another such location,

                  (c) it is located on real property leased by a Borrower or in a contract warehouse, in each case, unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, or, if a Collateral Access Agreement for such location has been requested by Agent and such Collateral Access Agreement has not been executed by the lessor, warehouseman, or other third party, as the case may be,

                  (d) it is not subject to Agent's valid and perfected first priority Lien,

                  (e) it consists of used goods or goods returned or rejected by a Borrower's customers, or

                  (f) it consists of goods that are obsolete (including, without limitation, any Inventory manufactured more than 3 years prior to any Advance date in 2002 and 2 years prior to any Advance date thereafter, with respect thereto) or slow moving, restrictive or custom items, work-in-process, raw materials, or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower's business, goods owned by Suburban or New Dimension Homes, Inc., bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment.

                  "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Administrative Borrower, which approval shall not be unreasonably withheld, and (f) during the continuation of an Event of Default, any other Person approved by Agent.

                  "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Borrower or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower or any predecessor in interest.

                  "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Borrowers, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC ss. 1251 et seq.; the Toxic Substances Control Act, 15 USC ss. 2601 et seq.; the Clean Air Act, 42 USC ss. 7401 et seq.; the Safe Drinking Water Act, 42 USC ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 USC ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 USC ss. 1801 et seq.; and the Occupational Safety and Health Act, 29 USC ss.651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equipment" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to any "equipment" (as that term is defined in the Code), including, without limitation, all machinery, machine tools, motors, aircraft (including, without limitation, any engines or propeller of such aircraft), furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

                  "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with a Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                  "Event of Default" has the meaning set forth in Section 8.

                  "Excess Availability" means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrowers aged in excess of their historical levels with respect thereto and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

                  "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

                  "Excluded Entities" means (a) OFC, (b) OCC, (c) OMI, (d) Oak Leaf, (e) OMI Note Trust 2001-A, a Delaware business trust, (f) Tarheel, (g) Oakwood Advance Receivables Company, LLC, a Nevada limited liability company,
(h) Oakwood Investment Corporation, a Nevada corporation, (i) Oakwood NSPV-I Corporation, a Nevada corporation, (j) Oakwood MHD4, LLC, a Delaware limited liability company, (k) MHD4 Holding Group, Ltd., a Texas limited partnership,
(l) Acquisition/USA, Ltd., a Texas limited partnership, (m) Oakwood International Management, LLC, a North Carolina limited liability company, (n) Oakwood International Limited Partnership, a North Carolina limited partnership, and (o) any other Person formed after the Closing Date, upon prior notice to Agent, in which a Borrower owns Stock, and which Person owns no assets and does not engage in any business other than acting as a special purpose vehicle or conduit trust in a Securitized Transaction.

                  "Excluded Properties" means the "Manufacturing" and "Sales Center" Real Property owned by any Borrower at the following locations (a) 806
W. Dixie, Asheboro, North Carolina (Herschel Lewis property), (b) 508 Palmer Road, Rockwell, North Carolina (Lecil Thomas property), (c) 2445 Pacific Blvd. South, Albany, Oregon (U.S. Bancorp property), and (d) the Liquidating Real Property.

                  "Existing Lender" means FUNB.

                  "Existing Letters of Credit" has the meaning set forth in
Section 16.20(b).

                  "Fee Letter" means that certain fee letter, dated as of January 22, 2002, between Borrowers and Agent, together with any other fee letter entered into between Borrowers and Agent (including without limitation, any fee letter in connection with the issuance of an Additional Commitment), each in form and substance satisfactory to Agent.

                  "FEIN" means Federal Employer Identification Number.

                  "Foothill" means Foothill Capital Corporation, a California corporation.

                  "Foothill Account" means account #2000014019551 maintained in Foothill's name at FUNB, Charlotte, North Carolina.

                  "FUNB" means First Union National Bank, a national banking association.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "Funds Management Bank" means FUNB in its capacity as funds management bank, together with its Affiliates.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                  "General Intangibles" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property; provided, however, that General Intangibles shall not include
(a) goods, Accounts, Investment Property, and Negotiable Collateral, and (b) at any time the Servicer Advance Facility is outstanding, any contractual right to reimbursement from a Securitization Entity for a

P&I Advance made by OAC LLC as servicer in a Securitized Transaction in connection with the Servicer Advance Facility.

                  "Ginkgo" means Ginkgo Corporation, a Delaware corporation.

                  "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation or formation, by-laws, or other organizational documents of such Person.

                  "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                  "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                  "Hedge Agreement" means any and all transactions, agreements, or documents now existing or hereafter entered into between Borrower or its Subsidiaries and Wells Fargo or its Affiliates, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                  "Indebtedness" means (a) all obligations for borrowed money,
(b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products,
(c) all obligations under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Borrower, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person.

                  "Indemnified Liabilities" has the meaning set forth in Section 11.3.

                  "Indemnified Person" has the meaning set forth in Section
11.3.

                  "Indentures" means individually and collectively (i) that certain Indenture dated as of March 2, 1999, between Parent as Issuer and The First National Bank of Chicago, as Trustee, and (ii) that certain First Supplemental Indenture dated as of March 2, 1999 between Parent as Issuer and The First National Bank of Chicago, as Trustee, in each case with respect to the Senior Notes.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Installment Sales Contract" means a retail installment contract or other contract or agreement (including promissory notes, Mortgage Loans, or deeds of trust) originated or acquired by Parent or one of its Subsidiaries with various retail purchasers regarding either (a) (i) the sale of manufactured housing or mobile homes and the financing of such sale; (ii) the financing of any previously owned manufactured housing or mobile homes, (iii) the financing of any real estate relating to manufactured housing or mobile homes, or (iv) the refinancing of any such financing, together with all promissory notes, mortgages, agreements for deed and other writings related thereto, or (b) the grant of a security interest in such manufactured housing or mobile home or real property to secure such financing or refinancing.

                  "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                  "Intellectual Property Security Agreement" means that certain intellectual property security agreement dated of even date herewith, executed and delivered by Borrowers in favor of Agent for the benefit of the Lender Group and Funds Management Bank, in form and substance satisfactory to Agent, as amended, restated, supplemented, or otherwise modified from time to time.

                  "Inventory" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to all "inventory" (as that term is defined in the Code), including, without limitation, pre-fabricated housing, mobile homes, modular homes and like materials, goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Borrower as lessor, goods that are furnished by a Borrower under a contract of service, work in process, or materials used or consumed in a Borrower's business and raw materials (but excluding raw materials to the extent that such raw materials are not commingled with work-in-process and have not been employed in the manufacture or production of finished goods inventory), including all accessions, additions, attachments, improvements, substitutions and replacements thereto; provided, that Inventory shall not include the inventory owned by Suburban or New Dimension Homes, Inc.

                  "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "Investment Property" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

                  "IRB" means Industrial Revenue Bond.

                  "IRB Properties" means the real property and related improvements owned or leased by any Borrower set forth on Schedule 5.22.

                  "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

                  "Issuing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.12.

                  "L/C" has the meaning set forth in Section 2.12(a).

                  "L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

                  "L/C Undertaking" has the meaning set forth in Section
2.12(a).

                  "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1 and
Section 14.3.

                  "Lender Assumption Agreement" means any agreement executed after the Closing Date by a New Lender pursuant to which such New Lender becomes a Lender hereunder and purchases an Additional Commitment, in accordance with
Section 14.3 hereof, and in form and substance satisfactory to Agent.

                  "Lender Group" means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

                  "Lender Group Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by a Borrower under any of the Loan Documents that are paid or incurred by any one or more members of the Lender Group, (b) fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with Borrowers, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, judgment, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to or for the account of Borrowers (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of the Lender Group related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by any one or more members of the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with any Borrower or any guarantor of the Obligations, (h) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

                  "Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, and agents of such Lender.

                  "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

                  "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

                  "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                  "Liquidating Personal Property" means the Personal Property Collateral of any Borrower located at one of the locations described on Schedule L-1.

                  "Liquidating Real Property" means the Real Property Collateral of any Borrower located at one of the locations described on Schedule L-2.

                  "Loan Account" has the meaning set forth in Section 2.10.

                  "Loan Documents" means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Control Agreements, the Collateral Access Agreements, the Aircraft Mortgage and related supplements, the Depository Account Agreement, the Intellectual Property Security Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Letters of Credit, the Mortgages, the Officers' Certificate, the Pledge Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement.

                  "Lot Inventory" means those certain individual parcels of Real Property owned by Parent or any of its Subsidiaries that are not used as a business office, construction center, manufacturing center, sales center, regional retail office, community center, or credit and collections office.

                  "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrowers taken as a whole,
(b) a material impairment of a Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of a Borrower.

                  "Maturity Date" has the meaning set forth in Section 3.4.

                  "Maximum Revolver Amount" means, at any time of determination, the sum of (a) $55,000,000, plus (b) the amount of any Additional Commitments which may have been issued by any New Lenders.

                  "Mortgage Loan" means a "Mortgage" or a "Mortgage Loan" as defined in the Warehouse Facility Documents, but shall in no event include any Mortgage in favor of Agent.

                  "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by any Borrower in favor of Agent, for the benefit of the Lender Group and Funds Management Bank, in form and substance satisfactory to Agent, that encumber the Real Property Collateral and the related improvements thereto.

                  "Negotiable Collateral" means all of Borrowers' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

                  "Net Liquidation Percentage" means the percentage of the book value of Borrowers' Inventory that is estimated to be recoverable, after liquidation expenses, in an orderly liquidation of such Inventory, such percentage to be as determined from time to time by a qualified appraisal company selected by Agent.

                  "New Lender" means any Person satisfactory to Agent in its sole discretion that becomes a Lender hereunder pursuant to the provisions of
Section 14.3 hereof.

                  "OAC LLC" means Oakwood Acceptance Corporation, LLC, a Delaware limited liability company and wholly-owned Subsidiary of Parent and successor by merger to Oakwood Acceptance Corporation, a North Carolina corporation.

                  "Obligations" means (a) all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

                  "Oak Leaf" means Oak Leaf Holdings, LLC, a Delaware limited liability company.

                  "OCC" means Oakwood Capital Corp., a Nevada corporation and wholly-owned Subsidiary of OAC LLC.

                  "OFC" means Oakwood Financial Corporation, a Nevada corporation and wholly-owned Subsidiary of Parent.

                  "Officers' Certificate" means the representations and warranties of officers form submitted by Agent to Administrative Borrower, together with Borrowers' completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

                  "OMH" means Oakwood Mobile Homes, Inc., a North Carolina corporation and wholly-owned Subsidiary of Parent.

                  "OMI" means Oakwood Mortgage Investors, a Nevada corporation and wholly-owned Subsidiary of OAC LLC.

                  "Organizational Identification Number" means, with respect to any Person, the organizational identification number assigned to such Person by the applicable Governmental Authority or agency of the jurisdiction of organization or formation of such Person.

                  "Originating Lender" has the meaning set forth in Section 14.1(e).

                  "Overadvance" has the meaning set forth in Section 2.5.

                  "Parent" has the meaning set forth in the preamble to this Agreement.

                  "P&I Advance" means a "principal and interest advance" made by OAC LLC, as servicer, pursuant to, and as that term is defined in, any pooling and servicing agreement entered into by any Borrower with respect to any Securitized Transaction.

                  "Participant" has the meaning set forth in Section 14.1(e).

                  "Pay-Off Letter" means a letter, in form and substance satisfactory to Agent, from Existing Lender to Agent respecting the issuance of an L/C to Existing Lender in support of the Existing Letters of Credit, the payment of any other amounts necessary to repay in full all of the obligations of Borrowers owing to Existing Lender and the release of all of the Liens existing in favor of Existing Lender in and to the assets of Borrowers.

                  "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

                  "Permitted Dispositions" means (a) sales or other dispositions by Borrowers of Equipment that is substantially worn, damaged, obsolete, or no longer necessary in the ordinary course of business in an aggregate amount not to exceed $2,000,000 per year (measured at the greater of net book value or fair market value), (b) sales by Borrowers of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Borrowers in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing by Borrowers, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of the applicable Borrower's business, (e) the sale of (i) the Liquidating Real Property, and (ii) the Liquidating Personal Property, provided that in either case with respect to this subsection (e): (A) no Event of Default then exists, (B) (x) any Liquidating Personal Property consisting of Equipment is sold on an arm's length basis to a Person that is not an Affiliate of a Borrower, (y) the sale price for any Liquidating Personal Property consisting of Inventory is not less than 75% of manufactured cost, and
(z) the sale price for any Liquidating Real Property is not less than the value for such item set forth on Schedule L-2 or is approved in advance by Agent, and
(C) the proceeds of such sale are used to repay the Advances hereunder, (f) subject to Section 7.22 hereof, sales and assignments by OMH of Installment Sales Contracts to OAC LLC for a purchase price that is consistent with the terms of the Warehouse Facility Documents, in cash, (g) subject to Section 7.22 hereof, the sale by OAC LLC of Installment Sales Contracts pursuant to the terms of the Warehouse Facility Documents or in connection with a Securitized Transaction, (h) subject to Section 7.22 hereof, the sale by OAC LLC of the contractual right to reimbursement from a Securitization Entity for a P&I Advance made by OAC LLC as servicer in connection with the Servicer Advance Facility pursuant to the Servicer Advance Documents, (i) the sale by OFC of

Securitization Securities without recourse, provided that the proceeds of such sale are delivered to Parent and used to repay Advances hereunder, and (j) dispositions between Borrowers permitted pursuant to Section 7.3(c).

                  "Permitted Investments" means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) investments by any Borrower in any other Borrower provided that if any such investment is in the form of Indebtedness, such Indebtedness shall be subordinate and junior to Agent's right to repayment hereunder, (e) loans made by OMH or OAC LLC in the ordinary course of business pursuant to Installment Sales Contracts, (f) contributions by OAC LLC to OCC and receivables generated from the sale of Installment Sales Contracts by OAC LLC to Ginkgo (which receivables are paid in full on a weekly basis), in each case in the ordinary course of business in connection with the sale of Installment Sales Contracts pursuant to the Warehouse Facility Documents, (g) unsecured intercompany loans of Parent to Tarheel permitted pursuant to the Tarheel Support Agreement, and unsecured intercompany loans from Tarheel to Parent, (h) Investments in OFC, Oakwood Investment Corporation, Oakwood NSPV-I Corporation, and, after the Closing Date, any subsequently formed Excluded Entity acting solely as a special purpose vehicle in a Securitized Transaction, provided that
(1) such Investment is required under, and made in the ordinary course of, such Securitized Transaction and consistent with the practices of such Borrower prior to the Closing Date, or (2) such special purpose vehicle becomes a Borrower under this Agreement, (i) capital contributions by OAC LLC to Oakwood Advance Receivables Company, LLC in the ordinary course of business pursuant to the Servicer Advance Documents, (j) Securitization Securities generated through Securitized Transactions in the ordinary course of business, and (k) up to $2,000,000 in the aggregate at any time outstanding in Investments not described in clauses (a)-(j) above.

                  "Permitted Liens" means (a) Liens held by Agent to secure the Obligations, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under transactions accounted for as operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance,
(h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder,
(k) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Agent, (l) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (m) Liens created by Suburban and New

Dimension Homes, Inc. in their respective financed inventory and related accounts and proceeds to secure Indebtedness to their respective floor plan lenders used to purchase such inventory in an aggregate principal amount not to exceed $10,000,000 at any time, (n) Liens on Installment Sales Contracts, Securitization Securities, and the proceeds of the foregoing created pursuant to the Warehouse Facility Documents or pursuant to a Securitized Transaction, (o) Liens in favor of Funds Management Bank arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of recoupment or set-off as to deposit accounts maintained with, or other funds in the possession of Funds Management Bank, and (p) Liens granted by OAC LLC in favor of either (i) Oakwood Advance Receivables Company, LLC or (ii) the indenture trustee pursuant to the Servicer Advance Documents, in and to the contractual right to reimbursement from a Securitization Entity for a P&I Advance made by OAC LLC as servicer pursuant to the Servicer Advance Documents.

                  "Permitted Protest" means the right of the applicable Borrower or its Subsidiaries to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

                  "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $20,000,000.

                  "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                  "Personal Property Collateral" means all Collateral other than Real Property.

                  "Pledge Agreement" means that certain pledge agreement dated of even date herewith, in favor of Agent for the benefit of the Lender Group and Funds Management Bank, executed and delivered by each Borrower that owns Stock of any Subsidiary of Parent, specifically including, but not limited to, the Stock of any special purpose vehicles or trusts that are the purchasers of Securitization Securities or Installment Sales Contracts under the Warehouse Facility or other Securitized Transaction, but not including any special purpose vehicle or trust whose Stock is prohibited from being pledged pursuant to its Governing Documents, in form and substance satisfactory to Agent, as amended, restated, supplemented, or otherwise modified from time to time.

                  "Pricing Reserves" means 1.4% of the manufactured cost of retail Inventory, manufactured between October 1, 2000 and September 30, 2001. Additional pricing reserves for Inventory manufactured subsequent to September 30, 2001, will be evaluated by Agent's auditors at each quarterly audit, and will equate to the amount of costing variances in excess of 2%.

                  "Projections" means Parent's forecasted (a) balance sheets,
(b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  "Pro Rata Share" means:

                  (a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto (x) prior to the Commitment being reduced to zero, the percentage of such Lender's Commitment, as compared to all Commitments, and (y) from and after the time the Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender's Advances by (ii) the aggregate unpaid principal amount of all Advances, and

                  (b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto and with respect to all other matters, (x) prior to the Commitment being reduced to zero, the percentage of such Lender's Commitment, as compared to all Commitments, and (y) from and after the time the Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender's Advances by
(ii) the aggregate unpaid principal amount of all Advances.

                  "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

                  "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Borrower and the improvements thereto.

                  "Real Property Collateral" means the parcel or parcels of Real Property identified on Schedule R-1 except that Real Property Collateral shall not include the Lot Inventory and the Excluded Properties.

                  "Rebate Reserves" means, in the aggregate, reserves for volume rebates, advertising rebates, and dealer assistance rebates for all Dealers, in an amount for each such Dealer equal to the lesser of the Accounts owed by such Dealer or the accrued amount of rebates for such Dealer from time to time on Borrowers' books and records.

                  "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                  "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous

Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC ss. 9601.

                  "REMIC" means a corporation, trust or other entity that elects to be treated as a real estate mortgage investment conduit for Federal income tax purposes.

                  "Rent Reserves" means reserves established from time to time by Agent in its sole discretion for rent payable by any Borrower at any Eligible Inventory location in an amount of 3 month(s) rent at each such location, and as adjusted from time to time.

                  "Report" has the meaning set forth in Section 16.17.

                  "Repurchase Agreements" means, collectively, that certain Inventory Repurchase Agreement dated on or about July 31, 2000 between Oakwood Homes Corporation and Conseco Finance Servicing Corporation, those certain Guaranty of Repurchase Obligations dated on or about March 24, 2000 between certain Subsidiaries of Parent and Bombardier Capital, Inc., those certain Vendor Agreements dated on or about September 1, 1998 between certain Subsidiaries of Parent and Deutsche Financial Services Corporation, and any similar repurchase agreement subsequently entered into by a Borrower and a floor plan lender, the form and substance of which are customary in Borrowers' industry.

                  "Required Availability" means Excess Availability and unrestricted cash and Cash Equivalents in an amount of not less than $15,000,000.

                  "Required Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate 66-2/3% or more of the Commitments, or if the Commitments have been terminated irrevocably, 66-2/3% or more of the Obligations (other than Bank Product Obligations) then outstanding, provided, however, that, if there are only 2 Lenders at any time, Required Lenders shall mean both such Lenders.

                  "Required Refinance Date" means, (a) with respect to the Senior Notes and the Reset Debenture, respectively, 180 days prior to the maturity date thereof, and (b) with respect to the Servicer Advance Documents and the Warehouse Facility Documents, respectively, 90 days prior to the maturity date thereof.

                  "Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

                  "Reset Debentures" means those $17,000,000 8% Series A and Series B Reset Debentures due 2007 issued by Parent, with an interest rate to be reset on June 1, 2002, in accordance with, and as more particularly described in the Reset Indenture.

                  "Reset Indenture" means that certain Indenture dated as of March 1, 1992 between Parent as Issuer and Delaware Trust Company, as Trustee, as amended by that First Supplemental Indenture dated as of March 1, 1992 and that Second Supplemental Indenture dated as of July 15, 1992 with respect to the Reset Debentures.

                  "Revolver Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

                  "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

                  "SEC" means the United States Securities and Exchange Commission and any successor thereto.

                  "Securities Account" means a "securities account" as that term is defined in the Code.

                  "Securitization Entity" means any corporation, trust or other entity that elects to be treated as a real estate mortgage investment conduit for Federal income tax purposes, or any other entity created as a conduit vehicle to consummate a Securitized Transaction.

                  "Securitization Security" means any interest in a Securitization Entity.

                  "Securitized Transaction" means any sale or other transfer of Installment Sales Contracts, Securitization Securities, or Mortgage Loans to a Securitization Entity, or the creation of a pool of Installment Sales Contracts, which in either case is (i) sponsored by Parent or any of its Subsidiaries, and
(ii) used to support pass-through certificates or other similar securities or any similar type of transaction that results in the creation of a pool of Installment Sales Contracts supporting securities sold to investors in publicly registered or privately placed securities transactions.

                  "Senior Notes" means (i) those $125,000,000 7.875% Senior Notes, due 2004 issued by Parent and (ii) those $175,000,000 8.125% Senior Notes, due 2009 issued by Parent, in each case, as more particularly described in the Indentures.

                  "Servicer Advance Documents" means, collectively, (a) that certain Receivables Contribution Agreement between OAC LLC, as Seller, and Oakwood Advance Receivables Company, L.L.C., dated as of September 28, 2001, (b) that certain Indenture by and among Oakwood Advance Receivables Company, L.L.C. as Issuer, The Chase Manhattan Bank, as Trustee, Verification Agent and Paying Agent and OAC LLC individually and as REMIC Servicer dated as of September 28, 2001, (c) that certain Note Purchase Agreement by and among Oakwood Advance Receivables Company, L.L.C., OAC LLC, the Servicer Advance Lender, and the Purchasers party thereto dated as of September 28, 2001, (d) those certain "OAC

Advance Receivables Backed Notes" dated as of September 28, 2001 and later issued by Oakwood Advance Receivables Company, L.L.C. in favor of the holder thereof, and (e) that certain "P&I Advance Disbursement and Purchase Administration Agreement" by and among OAC LLC, as Servicer, Oakwood Advance Receivables Company, L.L.C., as Purchaser, the Chase Manhattan Bank as Trustee and agent of the Servicer, together with any similar agreement entered into thereafter in replacement thereof, whether relating to a REMIC trust that is now existing or hereafter formed, in substantially the form of any of the foregoing, each in form and substance satisfactory to Agent.

                  "Servicer Advance Facility" means that certain receivables purchase facility provided to OAC LLC or any of the Subsidiaries of Parent pursuant to the Servicer Advance Documents.

                  "Servicer Advance Lender" means, collectively, The Prudential Insurance Company of America and its Affiliates, ABS Fund, and Norwest Stable Return Fund, together with any of their respective permitted successors and assigns.

                  "Settlement" has the meaning set forth in Section 2.3(f)(i).

                  "Settlement Date" has the meaning set forth in Section 2.3(f)(i).

                  "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

                  "Stock" means all shares, options, warrants, partnership interests, limited liability company interests, other interests, participations, equity interests or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                  "Suburban" means Suburban Home Sales, Inc., a Michigan corporation.

                  "Swing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

                  "Swing Loan" has the meaning set forth in Section 2.3(d)(i).

                  "Tangible Net Worth" means, as of any date of determination, the result of (a) the sum of (i) the total consolidated stockholder's equity of Parent and its Subsidiaries, and (ii) (x) all losses related to Securitized Transactions (whether cash or non-cash) since October 1, 2001, plus (y) [out of pocket] expenses incurred by a Borrower, as servicer, in connection with the loan assumption program that have not been passed to the related Securitization Entity (up to a maximum aggregate amount pursuant to this clause (ii) during each fiscal year of $35,000,000), minus (b) the sum of (i) all Intangible Assets (including, without limitation, goodwill) of Parent and its Subsidiaries, (ii) all amounts due to Parent and its Subsidiaries from Affiliates (other than receivables generated from the sale of Inventory in the ordinary course of business), and (iii) (x) all gains related to Securitized Transactions (whether cash or non-cash) since October 1, 2001, and (y) all gains in connection with the loan assumption program (up to a maximum aggregate gain during each fiscal year of $35,000,000 pursuant to this clause (iii)).

                  "Tarheel" means Tarheel Insurance Company, Ltd. (f/k/a Blue Ridge Insurance Company, Ltd.), a Bermuda corporation, and a Subsidiary of Parent.

                  "Tarheel Guaranty Agreement" means that certain guaranty agreement executed by Parent, as guarantor, in favor of American Bankers Insurance Company of Florida and American Modern Insurance Company, as in existence on the Closing Date, by which Parent guarantees the payment of certain primary obligations owing by Tarheel, as primary obligor, in connection with the insurance business of Tarheel.

                  "Tarheel Support Agreement" means the obligation of Parent, by which Parent agrees to maintain compliance by Tarheel with the minimum solvency margin requirements of the applicable laws of Bermuda up to a maximum obligation of Parent thereunder limited to the sum of $15,000,000.

                  "Taxes" has the meaning set forth in Section 16.11.

                  "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrowers.

                  "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

                  "Voidable Transfer" has the meaning set forth in Section 17.7.

                  "Warehouse Facility" means that certain receivables purchase facility provided to Parent or any of its Subsidiaries pursuant to the Warehouse Facility Documents.

                  "Warehouse Facility Documents" means, collectively, (a) that certain Custodial Agreement dated as of February 9, 2001 among OMI Note Trust 2001-A as Issuer, the Warehouse Lender as Note Agent, OAC LLC as Seller-Servicer and The Chase Manhattan Bank as Custodian, (b) that certain Class A Note Purchase Agreement dated as of February 9, 2001 among OMI Note Trust 2001-A as Issuer, OAC LLC as Seller-Servicer, Oak Leaf Holdings, LLC as Depositor, Gingko Corporation as Transferor, the purchasers party thereto and the Warehouse Lender as agent, (c) that certain Sale and Servicing Agreement dated as of February 9, 2001, among Oak Leaf Holdings, LLC, as Depositor, OMI Note Trust 2001-A as Issuer, Gingko Corporation, as Transferor, OAC LLC as Seller-Servicer and The Chase Manhattan Bank as Backup Servicer, Indenture Trustee and Custodian, (d) that certain Trust Agreement dated as of February 9, 2001 between Oak Leaf Holdings, LLC as Depositor and Wilmington

Trust Company as Owner Trustee, and (e) that certain Indenture dated as of February 9, 2001 between OMI Note Trust 2001-A as Issuer and The Chase Manhattan Bank as Indenture Trustee, together with any similar agreement entered into thereafter in replacement thereof, whether relating to OMI Note Trust 2001-A or any successor entity that is now existing or hereafter formed, in substantially the form of any of the foregoing, each in form and substance satisfactory to Agent.

                  "Warehouse Lender" means Credit Suisse First Boston, New York Branch, as note agent.

                  "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

         1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

         1.4 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein); provided, however, all references herein to defined terms in the Warehouse Facility Documents or the Servicer Advance Documents shall be deemed to be a reference to such terms as defined in the Warehouse Facility Documents or the Servicer Advance Documents as of the Closing Date, unless any amendment to such defined terms after the Closing Date is consented to by Agent. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.       LOAN AND TERMS OF PAYMENT.

2.1      REVOLVER ADVANCES.

         (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                  (x)      the lesser of

                                    (i) (A) the amount of Eligible Accounts less
                           Rebate Reserves, multiplied by (B) 85%, less (C) the amount, if any, of the applicable Dilution Reserve; provided, however, that Advances based on Eligible Bill and Hold Accounts shall not exceed the Eligible Bill and Hold Sublimit, and

                                    (ii) an amount equal to Borrowers'
                           Collections with respect to Accounts owed by Dealers for the immediately preceding 30 day period, plus

                  (y)      the lesser of

                                    (i) (A) the value of Eligible Inventory
                           less the Pricing Reserve, multiplied by (B) 60%, and

                                    (ii) 80% times the then extant Net
                           Liquidation Percentage times the book value of Borrowers' Eligible Inventory, minus

                  (z) the sum of (i) the Bank Product Reserves, and (ii) the aggregate amount of Rent Reserves, Common Carrier Reserves, and other reserves, if any, established by Agent under Section 2.1(b).

         (b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including, but not limited to, reserves with respect to (i) sums that Borrowers are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrowers to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent's Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral. In addition to the foregoing, Agent shall have the right to decrease the advance rates set forth in the definition of Borrowing Base above from time to time (for such periods of time as may be determined by Agent) based on Borrowers' actual liquidation experience, and to have the Inventory reappraised by a qualified appraisal company selected by Agent from time to time after the Closing Date for the purpose of redetermining the Net Liquidation Percentage of the Eligible Inventory portion of the Collateral and, as a result, redetermining the Borrowing Base.

         (c) The Lenders with Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

         (d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

2.2      INTENTIONALLY OMITTED.

2.3      BORROWING PROCEDURES AND SETTLEMENTS.

         (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 1:00 p.m. (Georgia time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance specifying (i) the amount of such Borrowing, and
(ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $5,000,000, or less, such notice will be timely received if it is received by Agent no later than 1:00 p.m. (Georgia time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

         (b) AGENT'S ELECTION. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion, (i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or (ii) if the Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

         (c)      MAKING OF ADVANCES.

                  (i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 4:00 p.m. (Georgia time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 1:00 p.m. (Georgia time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

                  (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

                  (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations) (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

         (d)      MAKING OF SWING LOANS.

                  (i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested Borrowing as described in Section 2.3(b), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.3(d) being referred to as a "Swing Loan" and such Advances being referred to collectively as "Swing Loans") available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to Administrative Borrower's Designated Account. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing
         Loan). Subject to the provisions of Section 2.3(i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in
         Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in
         Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

                  (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

         (e)      AGENT ADVANCES.

                  (i) Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations), or (C) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section 10 (any of the Advances described in this Section 2.3(e) shall be referred to as "Agent Advances"). Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

                  (ii) The Agent Advances shall be repayable on demand by the Borrowers and secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

         (f) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 4:00 p.m. (Georgia time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's balance of the Advances, Swing Loans, and Agent Advances exceeds such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, then Agent shall, by no later than 3:00 p.m. (Georgia time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances, and (z) if a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, such Lender shall no later than 3:00 p.m. (Georgia time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro

         Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                  (ii) In determining whether a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest and fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

                  (iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of letter agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

         (g) NOTATION. Agent shall record on its books the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

         (h) LENDERS' FAILURE TO PERFORM. All Advances (other than Swing Loans and Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

         (i) OPTIONAL OVERADVANCES. Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (i) after giving effect to such Advances (including a Swing Loan), the Revolver Usage does not exceed the Borrowing Base by more than $1,000,000, (ii) after giving effect to such Advances (including any Swing Loan) the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, and (iii) at the time of the making of any such Advance (including a Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 30 days. The foregoing provisions are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.3(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable and the rate of interest applicable thereto shall be the rate applicable to Advances that are Base Rate Loans under Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default, provided that upon such Default or Event of Default, the rate of interest applicable to any Advance hereunder shall be increased to the interest rate applicable pursuant to
Section 2.6(c).

         (j) In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers and intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

         (k) Each Lender with a Commitment shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(i), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

         2.4      PAYMENTS.

         (a)      PAYMENTS BY BORROWERS.

                  (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 2:00 p.m. (Georgia time) on the date specified herein. Any payment received by Agent later than 2:00 p.m. (Georgia time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                  (ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         (b)      APPORTIONMENT AND APPLICATION.

                  (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

                           (A) first, to pay any Lender Group Expenses then due to Agent or Issuing Lender under the Loan Documents, until paid in full,

                           (B) second, to pay any Lender Group Expenses then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                           (C) third, to pay any fees then due to Agent (for its separate account, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,

                           (D) fourth, to pay any fees then due to any or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

                           (E) fifth, to pay interest due in respect of all Agent Advances, until paid in full,

                           (F) sixth, ratably to pay interest due in respect of the Advances (other than Agent Advances) and the Swing Loans until paid in full,

                           (G) seventh, to pay the principal of all Agent Advances until paid in full,

                           (H) eighth, to pay the principal of all Swing Loans until paid in full,

                           (I) ninth, to pay the principal of all Advances until paid in full,

                           (J) tenth, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

                           (K) eleventh, to pay any other Obligations owing to any of Agent or Lenders until paid in full,

                           (L) twelfth, if (1)(X) an Event of Default has occurred and is continuing, and (Y) the Commitments have been terminated, or the Agent is exercising remedies to enforce its Lien against the Collateral as a secured party pursuant to the Code, or (2) the Agent or Borrowers are otherwise liquidating all or substantially all of the Collateral, to pay all Bank Product Obligations until paid in full, and

                           (M) thirteenth, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

                  (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(h).

                  (iii) In each instance, so long as no Default or Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to apply to any payment by Borrowers specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                  (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                  (v) Notwithstanding anything to the contrary, the Applicable Prepayment Premium shall not be paid to any Lender until all other Obligations (other than Bank Product Obligations) have been paid in full.

                  (vi) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, but subject to set-off rights of Funds Management Bank provided in Section 16.13(b), it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

         2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations (other than Bank Product Obligations) owed by Borrowers to the Lender Group pursuant to Sections 2.1 and 2.12 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or 2.12, (an "Overadvance"), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents.

         2.6 INTEREST RATES AND LETTER OF CREDIT FEE: RATES, PAYMENTS, AND CALCULATIONS.

                  (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

         The foregoing notwithstanding, at no time shall any portion of the Obligations (other than Bank Product Obligations) bear interest on the Daily Balance thereof at a per annum rate less than 7%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to such minimum rate.

                  (b) LETTER OF CREDIT FEE. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 3% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

                  (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

                           (i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

                           (ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

                  (d) PAYMENT. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in
Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable to Agent, any Lender or Issuing Lender under any Loan Document to Borrowers' Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be charged to Borrowers' Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

                  (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

                  (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. Borrowers and the Lender Group hereby agree and stipulate that the only charges imposed upon Borrowers for the use of money in connection with this Agreement are and shall be the specific interest and fees described in this Article 2 and in any other Loan Document. Notwithstanding the foregoing, Borrowers and the Lender Group further agree and stipulate that all agency fees, syndication fees, facility fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, the Applicable Prepayment Premium, "float" or "clearance" charges, attorneys' fees and reimbursement for costs and expenses paid by the Lender Group to third parties or for damages incurred by the Lender Group are charges to compensate the Lender Group for underwriting and administrative services and costs or losses performed or incurred, and to be performed and incurred, by the Lender Group in connection with this Agreement and the other Loan Documents. In no event shall the amount of interest and other charges for the use of money payable under this Agreement exceed the maximum amounts permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and other charges for the use of money and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if the amount of such interest and other charges for the use of money or manner of payment exceeds the maximum amount allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         2.7      CASH MANAGEMENT.

                  (a) Borrowers shall (i) establish and maintain cash management services of a type and on terms satisfactory to Agent one or more of the banks set forth on Schedule 2.7(a) (each, a "Cash Management Bank"), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors that are Dealers forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors (including retail Account Debtors with respect to Accounts not transferred to the Warehouse Facility) to a Cash Management Bank but not including proceeds from the Warehouse Facility or the Servicer Advance Facility that are deposited into the Concentration Account) into the Foothill Account or any other bank account in Agent's name (each, a "Cash Management Account") at one of the Cash Management Banks. Borrowers shall deposit, or cause to be deposited all funds available to Borrowers (including, without limitation, proceeds from the Warehouse Facility and Servicer Advance Facility) into the Concentration Account (x) within 1 Business Day of any borrowing under the Warehouse Facility, and (y) in the case of all other funds, as expeditiously as possible.

                  (b) Borrowers shall cause each Cash Management Bank to establish and maintain Cash Management Agreements with Agent and Borrowers, in form and substance acceptable to Agent. Except for the Depository Account Agreement, each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent,
(ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) upon instruction from Agent, such Cash Management Bank shall immediately forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account. At the election of Agent in its reasonable discretion, Agent may direct Borrowers and a Cash Management Bank to, and Borrowers agree to, cause a sweep of all amounts in such Cash Management Accounts into Agent's Account if, (A) as of any date of determination, there are outstanding Advances and Borrowing Base Availability is less than $20,000,000, or (B) any Event of Default exists. Any funds swept to the Agent's Account pursuant to clause (A) of the previous sentence shall be applied to repay the outstanding Advances with any excess refunded to Borrowers, and any funds swept to Agent's Account pursuant to clause (B) of the previous sentence shall be applied to Borrowers' Obligations or refunded to Borrowers as set forth in Section 2.4.

                  (c) So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend Schedule 2.7(a) to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and
(ii) prior to the time of the opening of such Cash Management Account, Borrowers and such prospective Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Borrowers shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

                  (d) The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Borrowers are hereby deemed to have granted a Lien to Agent. Borrowers shall not establish or maintain any concentration accounts other than the Concentration Account.

         2.8 CREDITING PAYMENTS; FLOAT CHARGE. The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 2:00 p.m. (Georgia time). If any payment item is received into the Agent's Account on a non-Business Day or after 2:00 p.m. (Georgia time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

         2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to
Section 2.6(d). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

         2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         2.11 FEES. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

                  (a) UNUSED LINE FEE. On the first day of each month during the term of this Agreement, payable in arrears, an unused line fee in an amount equal to 0.50% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,

                  (b) FEE LETTER FEES. As and when due and payable under the terms of the Fee Letter, Borrowers shall pay to Agent the fees set forth in the Fee Letter, and

                  (c) AUDIT, APPRAISAL, AND VALUATION CHARGES. For the separate account of Agent (or, in the case of clause (i) below, the Lenders, as applicable), audit, appraisal, and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of a Borrower performed by personnel employed by Agent or a Lender, (ii) if implemented, a one time charge of $5,000 plus out-of-pocket expenses for expenses for the establishment of electronic collateral reporting systems, (iii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iv) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers, to appraise the Collateral, or any portion thereof, or to assess a Borrower's business valuation.

         2.12     LETTERS OF CREDIT

                  (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo or any National Association of Insurance Commissioners approved bank Affiliate of Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                           (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                           (ii) the Letter of Credit Usage would exceed $45,000,000, or

                           (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances.

                  Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall have an expiry date no later than 30 days prior to the Maturity Date and all such Letters of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 2:00 p.m., Georgia time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 1:00 p.m., Georgia time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., Georgia time, on (i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 1:00 p.m., Georgia time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear.

                  (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(a), each Lender with a Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Commitment, and each Lender with a Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to

Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                  (c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by any one or more members of the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by any one or more members of the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.

                  (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                  (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is $300 per Letter of Credit (including, without limitation, any backup Letter of Credit or replacement Letter of Credit), that such issuance charge may be changed from time to time, that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals, and that the annual usage fee imposed by the Underlying Issuer for each such Letter of Credit is .825% per annum times the face amount of each Underlying Letter of Credit (prorated based upon the number of days such Letter of Credit remains outstanding), which fee shall be payable by Borrowers monthly in arrears.

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or any one or more members of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                           (i)      any reserve, deposit, or similar
                  requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                           (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto, and the result of the foregoing is to increase, directly or indirectly, the cost to any one or more members of the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by any one or more members of the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

         2.13     INTENTIONALLY OMITTED.

         2.14 CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         2.15     JOINT AND SEVERAL LIABILITY OF BORROWERS.

                  (a) Each of Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

                  (b) Each of Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Persons composing Borrowers will make such payment with respect to, or perform, such Obligation.

                  (d) The Obligations of each Person composing Borrowers under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Person composing Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided in this Agreement, each Person composing Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Person composing Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Borrowers. Without limiting the generality of the foregoing, each of Borrowers assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Person composing Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Person composing Borrowers, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Person composing Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Borrowers under this
Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Borrowers or any Agent or Lender. The joint and several liability of the Persons composing Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Borrowers or any Agent or Lender.

                  (f) Each Person composing Borrowers represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Borrowers further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Person composing Borrowers hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

                  (g) Each of the Persons composing Borrowers waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Agent's or such Lender's rights of subrogation and reimbursement against such Borrower under applicable law.

                  (h) Each of the Persons composing Borrowers waives all rights and defenses that such Borrower may have because the Obligations are secured by Real Property. This means, among other things:

                           (i) Agent and Lenders may collect from such Borrower without first foreclosing on any Real or Personal Property Collateral pledged by Borrowers.

                           (ii) If Agent or any Lender forecloses on any Real Property Collateral pledged by Borrowers:

                                    (A)      The amount of the Obligations may
                           be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                                    (B)      Agent and Lenders may collect from
                           such Borrower even if Agent or Lenders, by foreclosing on the Real Property Collateral, have destroyed any right such Borrower may have to collect from the other Borrowers.

This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Obligations are secured by Real Property.

                  (i) The provisions of this Section 2.15 are made for the benefit of the Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Borrowers or to exhaust any remedies available to it or them against any of the other Persons composing Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

                  (j) Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents, and any claim which any Borrower may have against any other Borrower or Subsidiary with respect to any intercompany obligations, notes, instruments, agreements or other similar indebtedness, are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

                  (k) After the occurrence and during the continuance of any Default or Event of Default, each of the Persons composing Borrowers hereby agrees that, (i) the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations, (ii) it will not enforce any of its rights of contribution or subrogation against the other Persons composing Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash, and (iii) such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Agent, and the Agent shall apply such amounts to the Obligations in accordance with Section 2.4(b).

3.       CONDITIONS; TERM OF AGREEMENT.

         3.1 CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Agent and each Lender of each of the conditions precedent set forth below:

                  (a)      the Closing Date shall occur on or before January
22, 2002;

                  (b) Agent shall have received all financing statements required by Agent, duly executed by the applicable Borrowers, and Agent shall have received searches reflecting the filing of all such financing statements;

                  (c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                           (i)      the Cash Management Agreements,

                           (ii)     the Control Agreements,

                           (iii)    the Intellectual Property Security
                  Agreement,

                           (iv)     the Disbursement Letter,

                           (v)      the Due Diligence Letter,

                           (vi)     the Fee Letter,

                           (vii)    the Aircraft Mortgages,

                           (viii) Collateral Access Agreements for the IRB Properties (except for the IRB Property located in Milton, Pennsylvania) and the properties described in clauses (a) through (c) in the definition of Excluded Properties,

                           (ix)     the Officers' Certificate,

                           (x) the Pledge Agreement, together with all certificates representing the shares of Stock or other equity interests pledged thereunder, including Stock or LLC powers with respect thereto endorsed in blank, and

                           (xi) the Pay-Off Letter, together with UCC termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrowers.

                  (d) Agent shall have received a certificate from the Secretary of each Borrower (i) attesting to the resolutions of such Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of such Borrower to execute the same and (ii) certifying the names and true signatures of the officers of such Borrower authorized to sign each Loan Document to which such Borrower is a party;

                  (e) Agent shall have received copies of each Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower;

                  (f) Agent shall have received a certificate of status with respect to each Borrower, dated within 30 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

                  (g) Agent shall have received certificates of status with respect to each Borrower, each dated within 45 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which its failure to be duly qualified or licensed would materially impair (i) such Borrower's ability to operate in such state, (ii) such Borrower's ability to perform its Obligations under the Loan Documents to which it is a party, or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (iii) the enforceability or priority of Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of the Borrower, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

                  (h) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent;

                  (i) Agent shall have received opinions of Borrowers' in-house and outside counsel and opinions of Borrowers' local counsel with respect each jurisdiction in which a Mortgage is delivered pursuant to Section 3.1(r) below, each addressed to Agent, Lenders and Funds Management Bank and in form and substance satisfactory to Agent;

                  (j) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all tax returns required to be filed by Borrowers have been timely filed and all taxes upon Borrowers or their properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

                  (k) Borrowers shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

                  (l) Agent shall have completed its respective business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrowers' books and records and verification of Borrowers' representations and warranties to the Lender Group, the results of which shall be satisfactory to Agent, and (ii) an inspection of the locations where Inventory is located, the results of which shall be satisfactory to Agent;

                  (m) Agent shall have received completed reference checks with respect to Borrowers' senior management, the results of which shall be satisfactory to Agent in its sole discretion;

                  (n) Agent shall have received an appraisal of the Net Liquidation Percentage applicable to Borrowers' Inventory and an appraisal of Borrowers' Equipment, the results of which shall be satisfactory to Agent;

                  (o) Agent shall have received Borrowers' Closing Date Business Plan and such Closing Date Business Plan shall be satisfactory to Agent;

                  (p) Borrowers shall pay all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

                  (q) For the parcels of Real Property located at 7800 McCloud Road, Greensboro, North Carolina and 2225 S. Holden Road, Greensboro, North Carolina, Agent shall have received (i) an appraisal, (ii) a Mortgage,
(iii) duly executed real estate fixture filings in the form appropriate for recordation in the respective local filing jurisdiction, (iv) an environmental indemnity agreement with respect thereto, (v) a phase-1 environmental report, and (vi) an ALTA lender's extended coverage title insurance policy (or marked commitment to issue the same) issued by a title insurance company satisfactory to Agent in an amount satisfactory to Agent assuring Agent that the Mortgage on such Real Property is a valid and enforceable first priority mortgage Lien, clear of all defects and encumbrances except Permitted Liens, which shall be in form and contain endorsements satisfactory to Agent, the scope and results of each of the foregoing shall be in form and substance satisfactory to Agent;

                  (r) Agent shall have received an appraisal of Borrowers' Inventory dated not less than 90 days prior to the Closing Date;

                  (s) Agent shall have received copies of the Repurchase Agreements and the Indentures, in each case in form and substance satisfactory to Agent;

                  (t) Agent shall have received executed copies of each of the Warehouse Facility Documents, including any amendments thereto (including, without limitation, any amendment to such documents reducing or eliminating the requirement that any Borrower hereunder maintain a $75,000,000 revolving credit facility throughout the term of such documents), together with a certificate of the Secretary of the Administrative Borrower certifying each such document as being a true, correct, and complete copy thereof;

                  (u) Agent shall have received executed copies of each of the Servicer Advance Documents, together with a certificate of the Secretary of the Administrative Borrower certifying each such document as being a true, correct, and complete copy thereof;

                  (v) Borrowers shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrowers of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby; (w) Agent shall have received Uniform Commercial Code, tax and judgment lien search results for Borrowers, and the same shall be satisfactory to Agent;

                  (x) Agent shall have completed a satisfactory review of any potential third party vendor lien issues on the Collateral;

                  (y) Agent shall have successfully syndicated at least $20,000,000 of the Commitments to Lenders other than Affiliates of Agent;

                  (z) Agent shall have received UCC termination statements and other documentation evidencing termination of a security interest by any third party on the Collateral, as Agent may require;

                  (aa) Agent shall have received Borrowers' unaudited financial statements for the fiscal period ended October, 2001, and November, 2001, and audited financial statements for the fiscal year ended September 30, 2001, and each of the foregoing shall be in form and substance satisfactory to Agent;

                  (bb) Since September 30, 2001, there shall have been no general disruption or general adverse development in the financial markets, or in the market for prefabricated, manufactured or mobile homes, in each case determined by the Agent;

                  (cc) Since September 30, 2001, there shall have been no material adverse change in Borrowers' financial performance or condition, no material adverse change in the value of the Collateral, and no material deterioration in Borrowers' accounts payable; and

                  (dd) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

         3.2 CONDITIONS SUBSEQUENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

                  (a) within 30 days of the Closing Date, Borrowers shall deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel;

                  (b) within 60 days of the Closing Date, for each respective parcel of Real Property set forth on Schedule R-2 designated thereon as "Manufacturing," Agent shall have received (i) a Mortgage, (ii) an ALTA lender's extended coverage title insurance policy (or marked commitment to issue the same) issued by a title insurance company satisfactory to Agent in an amount satisfactory to Agent assuring Agent that the Mortgage on such Real Property is a valid and enforceable first priority mortgage Lien, clear of all defects and encumbrances except Permitted Liens, which shall be in form and contain endorsements satisfactory to Agent, (iii) duly executed real estate fixture filings in the form appropriate for recordation in the respective local filing jurisdiction, (iv) an environmental indemnity agreement with respect thereto, (v) a phase-1 environmental report, the scope and results of which are satisfactory to Agent, (vi) an appraisal, and (vii) an opinion of Borrowers' local counsel addressed to Agent, the Lender Group and Funds Management Bank for each jurisdiction in which such "Manufacturing" Real Property set forth on Schedule R-2 is located, and each of the foregoing shall be in form and substance satisfactory to Agent;

                  (c) within 60 days of the Closing Date, for each respective parcel of Real Property set forth on Schedule R-2 designated thereon as "Sales" or "Office," Agent shall have received (i) a Mortgage, (ii) duly executed real estate fixture filings in the form appropriate for recordation in the respective local filing jurisdiction, (iii) an environmental indemnity agreement with respect thereto, and (iv) if such "Sales" center is located in a state in which a "Manufacturing" facility described in Section 3.2(c) is located, an opinion of Borrowers' local counsel addressed to Agent, the Lender Group and Funds Management Bank for each such jurisdiction, and each of the foregoing shall be in form and substance satisfactory to Agent;

                  (d) by the applicable Required Refinance Date, Borrowers shall refinance (in accordance with Section 6.18 hereof), obtain an extension of the maturity date therefor, or convert (provided no Change of Control results therefrom) the Senior Notes and Reset Debenture; and

                  (e) by the applicable Required Refinance Date, Borrowers shall refinance (in accordance with Section 6.19 hereof), or obtain an extension of the maturity date, as applicable, for the Servicer Advance Facility and the Warehouse Facility.

         3.3 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender Group (or any member thereof) to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

                  (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender, or any of their Affiliates;

                  (d)      no Material Adverse Change shall have occurred;

                  (e) the additional amount that could be drawn by the "Issuer" (as defined in the Servicer Advance Documents) as a "Transferor Interest" (as defined in the Servicer Advance Documents) payment does not exceed $2,000,000, provided that this clause (e) shall not apply solely in connection with the issuance of a Letter of Credit hereunder; and

                  (f) the Warehouse Facility shall be drawn to within $5,000,000 of the maximum availability thereunder, given the practical limitations of, and potential disruptions in the commercial paper market; such $5,000,000 amount shall be calculated at the end of the third Business Day prior to funding such Advance hereunder, provided that this clause (f) shall not apply solely in connection with the issuance of a Letter of Credit hereunder.

         3.4 TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, Funds Management Bank, and the Lenders and shall continue in full force and effect for a term ending on January 21, 2007 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit and including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) subject to
Section 16.20(e) hereof, providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates and Funds Management Bank with respect to the then extant Bank Product Obligations). No termination of this Agreement, however, shall relieve or discharge Borrowers of their duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers' sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

         3.6 EARLY TERMINATION BY BORROWERS. Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender), and (b) subject to Section 16.20(e) hereof, providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates and Funds Management Bank with respect to the then extant Bank Product

Obligations), in full, together with the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) subject to Section 16.20(e) hereof, providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Product Obligations), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice, provided, however, that, (x) if no Additional Commitment has been issued hereunder within 60 days of the Closing Date pursuant to the terms and conditions hereof and no Event of Default has occurred hereunder within such 60 day period, and (y) Borrower has provided Agent with written notice of its intent to terminate this Agreement on a termination date that is prior to the first anniversary of the Closing Date, and no Event of Default exists at the time such notice is given, then, no Applicable Prepayment Penalty shall be due from Borrowers if Borrowers terminate this Agreement on a termination date that is prior to the first anniversary of the Closing Date. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (d) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by the Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrowers shall pay the Applicable Prepayment Premium to Agent (to be allocated based upon letter agreements between Agent and individual Lenders), measured as of the date of such termination; provided, however, if at the time of such termination by the Required Lenders, no Default exists under Section 7.20, and no Event of Default under Sections 8.1, 8.3, 8.4, 8.5, 8.6, 8.10 or 8.11 shall have occurred, the Applicable Prepayment Premium otherwise payable hereunder shall be reduced by 50%.

4.       CREATION OF SECURITY INTEREST.

         4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Agent, for the benefit of the Lender Group and for the benefit of the Funds Management Bank solely to secure Bank Product Obligations owed to the Funds Management Bank, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrowers of each of their covenants and duties under the Loan Documents. The Agent's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Agent, any other member of the Lender Group, Funds Management Bank, or Borrowers.

         4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral is evidenced by or consists of Negotiable Collateral, certificated securities or other instruments and if and to the extent that perfection or priority of Agent's security interest is dependent on or enhanced by possession, the applicable Borrower, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral, certificated securities or other instruments to Agent; provided, that endorsement and delivery shall not be required in connection with an Installment Sales Contract.

         4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors that are Dealers that the Accounts, chattel paper, or General Intangibles and any other payment intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles or other payment intangibles directly and charge the collection costs and expenses to the Loan Account. Each Borrower agrees that it will hold in trust for the Lender Group and Funds Management Bank, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by the applicable Borrower.

         4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED; AUTHORIZATION TO FILE UCC FINANCING STATEMENTS. Each Borrower authorizes Agent to file, transmit, or communicate, as applicable, UCC financing statements, in-lieu financing statements, continuation statements and amendments in order to perfect the Agent's Liens on the Collateral without such Borrower's signature to the extent permitted by applicable law. Notwithstanding the foregoing, at any time upon the request of Agent, Borrowers shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") upon which any Borrower's signature may be required and that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect the Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Borrower authorizes Agent to execute any such

Additional Documents in the applicable Borrower's name and authorize Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, Borrowers shall (a) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Borrowers during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Borrowers that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrowers' ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder. In addition, Borrowers agree that, upon acquiring any interest in a commercial tort claim, such Borrower shall, in writing, describe the details of such claim and assign an interest thereto to Agent, and upon acquiring any chattel paper after the date hereof (electronic, tangible or otherwise), such Borrower shall assign to Agent a security interest in such chattel paper, or if applicable, deliver such chattel paper to Agent as Collateral hereunder.

         4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower's name on any Collection item that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

         4.6 RIGHT TO INSPECT. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral, provided, any Lender may accompany Agent or its representatives during any examination or audit, with the costs thereof reimbursed to such Lender on the same basis as Agent. Borrowers acknowledge that Agent shall have the right to
(a) conduct updated Inventory appraisals not less than twice in each year; provided, if at any time, the outstanding Advances hereunder (without giving effect to any Letters of Credit) exceed $5,000,000 for more than 5 consecutive Business Days, Agent has the right to request an Inventory appraisal if the last such Inventory appraisal was conducted more than 90 days prior to such date, (b) engage Douglas Guardian, or any other acceptable firm, to perform test counts of the Inventory for not less than 100% of Borrowers' inventory locations during a 12 month period, with at least 5% of Borrowers' "sales centers" tested each month, (c) require appraisals or evaluations as deemed necessary by Agent, and (d) require audits not less than once every 120 days, in each case at Borrowers' expense.

         4.7 CONTROL AGREEMENTS. Each Borrower agrees that it will not transfer assets out of any Securities Accounts other than as permitted under
Section 7.19 and, if to another securities intermediary, unless each of the applicable Borrower, Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Borrowers without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

5.       REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

         5.1 NO ENCUMBRANCES. Each Borrower has good and indefeasible title to its Collateral and the Real Property, free and clear of Liens except for Permitted Liens and each Borrower has the right to grant the Liens in the Collateral it purports to grant to Agent.

         5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing payment obligations of Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of Borrowers' business, owed to Borrowers without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. As to each Account that is identified by Borrower as an Eligible Account in a borrowing base report submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts.

         5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects. As to each item of Inventory that is identified by Borrower as Eligible Inventory in a borrowing base report submitted to Agent, such Inventory is not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Inventory.

         5.4 EQUIPMENT. All of the Equipment is used or held for use in Borrowers' business and is fit for such purposes except for Equipment not in use prior to the Closing Date.


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

         5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 5.5.

         5.6 INVENTORY RECORDS. Each Borrower keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

         5.7 LEGAL NAME; LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. With respect to each Borrower as of the date hereof, such Borrower's (a) legal name as set forth on the public records of such Borrower's jurisdiction of organization, (b) Organizational Identification Number, (c) FEIN, (d) chief executive office address, and (e) location of Accounts and Books, together with any chief executive office maintained by such Borrower during the past five years, if different than the location disclosed pursuant to subsection (d) hereof, is indicated in Schedule 5.7. No Borrower has used any other name or trade name during the past five years other than those disclosed on Schedule 5.7.

         5.8      DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

                  (a) Each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change.

                  (b) Set forth on Schedule 5.8(b), is a complete and accurate description of the authorized Stock of each Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of any Borrower's Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Stock or any security convertible into or exchangeable for any of its Stock.

                  (c) Set forth on Schedule 5.8(c), is a complete and accurate list of each Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and
(iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Borrower. All of the outstanding Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable. Borrowers have no direct or indirect ownership interests in any Person except for the Subsidiaries disclosed on Schedule 5.8(c).

                  (d) Except as set forth on Schedule 5.8(d), there are no subscriptions, options, warrants, or calls relating to any shares of any Subsidiary of any Borrower's Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Subsidiary of any Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Borrower's Subsidiaries' Stock or any security convertible into or exchangeable for any such Stock.


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

         5.9      DUE AUTHORIZATION; NO CONFLICT.

                  (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower.

                  (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of any Borrower.

                  (c) Other than the filing of financing statements, fixture filings, and Mortgages, the execution, delivery, and performance by each Borrower of this Agreement and the Loan Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                  (d) As to each Borrower, this Agreement and the other Loan Documents to which such Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                  (e) The Agent's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

         5.10 LITIGATION. Other than those matters disclosed on Schedule 5.10, there are no actions, suits or proceedings pending or, to the best knowledge of Borrowers, threatened against Borrowers or any of their Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), (b) matters typically arising from the manufacture and wholesale sale of manufactured housing and the manufacture and retail sale, financing and insuring of manufactured housing, each in the ordinary course of business, which, if decided adversely to any Borrower or its Subsidiaries would not, (i) result in claims against or liability of Borrowers and their Subsidiaries in an aggregate amount in excess of $4,000,000, and (ii) individually or in the aggregate result in a Material Adverse Change, and (c) matters arising after the Closing Date that, if decided adversely to Borrowers, or any of their Subsidiaries, as applicable, could not reasonably be expected to result in a Material Adverse Change.

         5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrowers that have been delivered by Borrowers to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrowers' financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrowers since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date.

         5.12     FRAUDULENT TRANSFER.


                  (a) Each Borrower is Solvent (after giving effect to all rights of contribution, subrogation and indemnification available to such Borrower arising pursuant to any guarantees given by, or joint and several liability of, such Borrower).

                  (b) No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers.

         5.13 EMPLOYEE BENEFITS. None of Borrowers, any of their Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

         5.14 ENVIRONMENTAL CONDITION. Except as set forth on Schedule 5.14, (a) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been used by Borrowers or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Borrowers' knowledge, none of Borrowers' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) none of Borrowers have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrowers, and (d) none of Borrowers have received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

         5.15 BROKERAGE FEES. Borrowers have not utilized the services of any broker or finder in connection with Borrowers' obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Borrowers in connection herewith.

         5.16 INTELLECTUAL PROPERTY. Each Borrower owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 is a true, correct, and complete listing of all material domestic patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Borrower is the owner or is an exclusive licensee.

         5.17 REAL AND PERSONAL PROPERTY. Borrowers own all Real Property Collateral and Personal Property Collateral free and clear of all Liens and encumbrances except for Permitted Liens.

         5.18 LEASES. Borrowers enjoy peaceful and undisturbed possession under all leases material to the business of Borrowers and to which Borrowers are a party or under which Borrowers are operating. All of such leases are valid and subsisting and no material default by Borrowers exists under any of them.

         5.19 DDAS. Set forth on Schedule 5.19 are all of the DDAs of each Borrower, including, with respect to each depository (i) the name and address of that depository, and (ii) the account numbers of the accounts maintained with such depository.

         5.20 COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Borrowers in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrowers in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrowers' good faith best estimate of its future performance for the periods covered thereby.

         5.21 INDEBTEDNESS. Set forth on Schedule 5.21 is a true and complete list of all Indebtedness of each Borrower outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

         5.22 IRB PROPERTIES. Set forth on Schedule 5.22 is a true and complete list of all of Borrowers' IRB Properties which consist of Real Property or improvements financed with IRBs or similar instruments.

         5.23 NO DEFAULT. No Borrower is in default of any payment or performance obligation with respect to any Indenture, Reset Indenture, Repurchase Agreement, Securitized Transaction, Warehouse Facility Document, Servicer Advance Document, or IRB related document.

         5.24 CASH ON HAND IN SPECIAL PURPOSE VEHICLES AND SECURITIZATION ENTITIES. None of OFC, OMI, Oakwood Investment Corporation, Oakwood NSPV-I Corporation or Oak Leaf retains cash on hand in excess of $50,000 for more than two Business Days. No other special purpose vehicle or Securitization Entity, substantially all the issued debt (if any) and equity interests of which are owned entirely by any Borrower (either directly or indirectly), retains cash on hand in excess of $50,000 for more than two Business Days.

6.       AFFIRMATIVE COVENANTS.

         Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than Bank Product

Obligations) and termination of the Commitments, Borrowers shall and shall cause each of their respective Subsidiaries to do all of the following:

         6.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Borrowers also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

         6.2 COLLATERAL REPORTING. Provide Agent (and if so requested by any Lender, with copies for such Lender) with the following documents at the following times in form satisfactory to Agent, in each case, unless the context clearly requires otherwise, for Parent and each Subsidiary on a consolidated basis (excluding the Excluded Entities):

-------------------------------------------------------------------------------
Weekly                              (a) a Borrowing Base;

                                    (b) Inventory reports specifying each
                                    Borrower's cost and the wholesale market value of its Inventory, by category;

                                    (c) a detailed aging, by total, of the
                                    Accounts; and

                                    (d) any borrowing base certificate or
                                    similar borrowing availability calculation,
                                    if applicable, with respect to the
                                    Warehouse Facility and Servicer Advance
                                    Facility.
-------------------------------------------------------------------------------

Monthly (not later than the 20th    (e) details (including the amount and
day of each month)                  description of Inventory) on any repurchase
                                    day of each month) required by floor plan lenders under the respective repurchase contracts;

                                    (f) a month-end detailed aging of Accounts and an Accounts roll-forward together with a sales journal, collection journal, and credit register since the last such schedule, unless requested sooner by Agent;

                                    (g) notice of all returns, disputes, or
                                    claims in excess of $50,000 with respect to any Account owed by a Dealer;

                                    (h) a detailed calculation of the Borrowing
                                    Base (including detail regarding those
                                    Accounts that are not Eligible Accounts and that Inventory which is not Eligible Inventory);

                                    (i) a summary aging, by vendor, of
                                    Borrowers' accounts payable and any book overdraft;

                                    (j) a detailed aging, of Borrowers'
                                    Inventory, together with a mix report;

                                    (k) a reconciliation of month-end Accounts
                                    aging, Inventory
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    perpetual, and payables aging to the
                                    general ledger and month-end financial
                                    statements;

                                    (l) a calculation of Dilution for the prior month;

                                    (m) a report containing the status of
                                    Borrowers' liquidation plan of the
                                    Liquidating Real Property and the
                                    Liquidating Personal Property, as
                                    applicable, containing Borrowers' current experience with such liquidation and sale and gross margin percentages noted;

                                    (n) a report detailing, for each day during the preceding month, Borrowers' availability and outstanding borrowings under the Warehouse Facility and Servicer Advance Facility;

                                    (o) a report containing all lease payments made by Borrowers' during the prior month with respect to leased real property, such report to contain a disclosure and explanation of any delay with respect to such lease payments or notices received pursuant to such leases;

                                    (p) a report regarding each Borrower's
                                    accrued, but unpaid, ad valorem taxes; and

                                    (q) a copy of the MD&A Report and Executive
                                    Report, in each case as customarily
                                    prepared by Parent and its Subsidiaries for
                                    each month and supported by such supporting
                                    documentation as shall be requested by
                                    Agent in its reasonable discretion.
-------------------------------------------------------------------------------
Quarterly (not later than 45        (r) a detailed list of each Borrower's
days after quarter-end)             customers other than retail consumers; and

                                    (s) results of Douglas Guardian reports for
                                    such period.
-------------------------------------------------------------------------------
Upon request by Agent               (t) copies of invoices in connection with
                                    the Accounts, credit memos, remittance
                                    advices, deposit slips, shipping and
                                    delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Borrowers, purchase orders and invoices; and

                                    (u) such other reports as to the
                                    Collateral, or the financial condition of
                                    Borrowers as Agent may request.
-------------------------------------------------------------------------------

         In addition, each Borrower agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver to Agent, with copies to each Lender:

                  (a) as soon as available, but in any event within 20 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year) after the end of each month during each of Parent's fiscal years,

                           (i)      a company prepared consolidated and
                  consolidating balance sheet and income statement, and consolidated statement of cash flow, covering Parent's and its Subsidiaries' operations during such period with a comparison to the same period in the preceding fiscal year,

                           (ii) a certificate signed by the chief financial officer of Parent to the effect that:

                                    (A)      the financial statements delivered
                           hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

                                    (B)      the representations and warranties
                           of Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                                    (C)      there does not exist any condition
                           or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrowers have taken, are taking, or propose to take with respect thereto), and

                           (iii) for each month that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and

                  (b) as soon as available, but in any event within 90 days after the end of each of Parent's fiscal years,

                           (i) consolidated financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants that are either a "Big Five" firm or other firm reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and a comparison to the same period in the preceding fiscal year, and, if prepared, such accountants' letter to management),


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

                           (ii) a certificate of such accountants addressed to Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20,

                           (iii) a consolidating balance sheet and income statement of Parent and its Subsidiaries for each such fiscal year, which financial statements reconcile to the audited financial statements provided pursuant to Section 6.3(b)(i).

                  (c) as soon as available, but in any event within 30 days prior to the start of each of Parent's fiscal years, copies of Borrowers' Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent in its discretion, for the forthcoming 5 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer's good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,

                  (d)      if and when filed by any Borrower,

                           (i) 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

                           (ii) any other filings made by any Borrower with the
                  SEC,

                           (iii) copies of Borrowers' federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

                           (iv) any other information that is provided by Parent to its shareholders generally,

                  (e) if and when filed by any Borrower and as requested by Agent, satisfactory evidence of payment of applicable sales and excise taxes in each jurisdictions in which (i) any Borrower conducts business or is required to pay any such sales or excise tax, (ii) where any Borrower's failure to pay any such applicable sales or excise tax would result in a Lien on the properties or assets of any Borrower, or (iii) where any Borrower's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

                  (f) promptly after the commencement thereof, but in any event within 3 days after service of process with respect thereto, on any Borrower, notice of all actions, suits or proceedings brought by or against any Borrower before any Governmental Authority which, if determined adversely to such Borrower, could result in a Material Adverse Change,

                  (g) as soon as any Borrower has knowledge of any event or condition that (i) constitutes a Default or an Event of Default, (ii) constitutes a Material Adverse Change, or (iii) could reasonably be expected to result in a Material Adverse Change, notice thereof and a statement of the curative action that Borrowers propose to take with respect thereto,

                  (h) as soon as any Borrower has received a material notice delivered under any Repurchase Agreement (including, without limitation, any notice to repurchase Inventory),


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
the Indenture, the Reset Indenture, the Warehouse Facility Documents, Securitized Transaction, the Servicer Advance Documents, or IRB, copies of such notice, and

                  (i) upon the request of Agent, any other report reasonably requested relating to the financial condition of Borrowers.

         In addition to the financial statements referred to above, Borrowers agree to deliver income statements and balance sheets prepared on both a consolidated and consolidating basis and that no Borrower, or any Subsidiary of a Borrower, will have a fiscal year different from that of Parent. Borrowers agree that their independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Borrowers that Agent reasonably may request. Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agree that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

         6.4      INTENTIONALLY OMITTED.

         6.5 RETURN. Cause returns and allowances as between Borrowers and their Account Debtors, to be on the same basis and in accordance with the usual customary practices of the applicable Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Borrower, the applicable Borrower promptly shall determine the reason for such return and, if the applicable Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Borrower, the applicable Borrower promptly shall determine the reason for such return and, if Agent consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor.

         6.6 MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

         6.7 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrowers or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrowers will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that the applicable Borrower has made such payments or deposits. Borrowers shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which any Borrower is required to pay any such excise tax.


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

         6.8      INSURANCE.

                  (a) At Borrowers' expense, maintain insurance respecting its property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrowers also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrowers shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

                  (b) Administrative Borrower shall give Agent prompt notice of any loss covered by such insurance. Agent shall have the exclusive right to adjust any losses payable (i) in absence of a Default or Event of Default, with respect to Inventory under any such insurance policies in excess of $1,000,000, (ii) during the existence of a Default or an Event of Default, with respect to any Inventory under any such insurance policies, (iii) in absence of a Default or Event of Default, with respect to Equipment and Real Property under any such insurance policies in excess of $2,500,000, and (iv) during the existence of a Default or an Event of Default, with respect to Equipment and Real Property under any such insurance policies in excess of $250,000, without any liability to Borrowers whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Administrative Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

                  (c) Borrowers shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Administrative Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

         6.9 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on Schedule 5.5; provided, however, that Administrative Borrower may amend Schedule 5.5 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens on such assets and also provides to Agent a Collateral Access Agreement if requested by Agent; and provided further, that the Borrowers may keep Inventory with a value not to exceed, in the aggregate, $2,000,000 in storage facilities or on storage lots located within 20 miles of the Inventory and Equipment locations set forth on
Schedule 5.5.

         6.10 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

         6.11 LEASES. Pay when due all rents and other amounts payable under any leases to which any Borrower is a party or by which any Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest.

         6.12 BROKERAGE COMMISSIONS. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrowers' obtaining financing from the Lender Group under this Agreement. Borrowers agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrowers, and each Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrowers' obtaining financing from the Lender Group under this Agreement.

         6.13 EXISTENCE. At all times preserve and keep in full force and effect each Borrower's valid existence and good standing and any rights and franchises material to Borrowers' businesses. Not less frequently than once per calendar quarter, each Borrower shall, unless Agent otherwise consents in writing, provide Agent a certificate of good standing from such Borrower's state of incorporation or formation.

         6.14     ENVIRONMENTAL.

                  (a) Keep any property either owned or operated by any Borrower free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by any Borrower and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Borrower, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Borrower, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

         6.15 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report


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

furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

         6.16 INSTALLMENT SALES CONTRACTS. From and after the Closing Date, ensure that all Installment Sales Contracts transferred by OMH to OAC LLC or entered into by OAC LLC with respect to Inventory will, at the time of the transfer or execution, constitute a "Contract" (as defined in the Warehouse Facility Documents) or Mortgage Loan, as applicable.

         6.17 REINSURANCE. Cause Tarheel to maintain in full force and effect catastrophic reinsurance of all insurance risks for which Tarheel shall issue insurance policies to its insureds in no less than the amounts, with comparable deductibles (taking into account the aggregate amount of insurance to be reinsured and the capital levels and loss reserves of Tarheel) and issued by the same or higher credit rated reinsurance companies as are currently maintained by Tarheel as of the Closing Date, and to pay all premiums and charges thereon when due and to perform and comply with all obligations to be performed by Tarheel under such reinsurance policies.

         6.18 REFINANCE OR EXTENDED MATURITY DATE FOR SENIOR NOTES AND RESET DEBENTURE. By the applicable Required Refinance Date, Borrowers shall refinance (in form and substance satisfactory to Agent) or obtain an extension (to a date after the Maturity Date) of the maturity date for, any Senior Note or Reset Debenture that matures during the term of this Agreement, in form and substance satisfactory to Agent in its discretion.

         6.19 REFINANCE OR EXTENDED MATURITY DATE FOR SERVICER ADVANCE FACILITY AND WAREHOUSE FACILITY. By the applicable Required Refinance Date, Borrowers shall refinance (in form and substance satisfactory to Agent) or obtain an extension (to a date after the Maturity Date) of the maturity date for, the Servicer Advance Facility and/or the Warehouse Facility, if the Servicer Advance Facility or Warehouse Facility matures during the term of this Agreement, in form and substance satisfactory to Agent in its discretion.

         7.       NEGATIVE COVENANTS.

         Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than Bank Product Obligations) and termination of the Commitments, Borrowers will not and will not permit any of their respective Subsidiaries (other than the Excluded Entities) to do any of the following:

                  7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                           (a)      Indebtedness evidenced by this Agreement
and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;


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

                           (b)      Indebtedness under the Senior Notes, Reset
Debentures, and the IRBs described on Schedule 7.1(b);

                           (c)      Permitted Purchase Money Indebtedness;

                           (d)      refinancings, renewals, or extensions of
Indebtedness permitted under clauses (b), (c) and (g) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as:
(i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's judgment, materially impair the prospects of repayment of the Obligations by Borrowers or materially impair Borrowers' creditworthiness and otherwise satisfactory to Agent, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to the Indebtedness so refinanced, renewed, or extended, provided, that such interest rate may increase by up to 5% per annum (or such greater percentage with the consent of Agent) if (X) Borrowers deliver to Agent Projections demonstrating Borrowers' ability to service such Indebtedness at the increased interest rate, together with all other Indebtedness of Borrowers throughout the remaining term of this Agreement, and (Y) no Event of Default exists or will be caused by such increase in interest rate, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Borrower, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness;

                           (e)      (i) contingent obligations to repurchase
manufactured housing inventory from floor plan lenders pursuant to Repurchase Agreements, (ii) or other guarantees of debt for the benefit of any other Person in favor of such Person's floor plan lender, not to exceed $2,000,000 in the aggregate at any one time outstanding;

                           (f)      Indebtedness in connection with a
Securitization Transaction (including Parent's guaranty with respect thereto), and in the case of any such guarantee entered into by Parent after the Closing Date, such guaranty shall not differ in any material respect (including, without limitation, the type of obligations guaranteed) than those guarantees in existence on the Closing Date;

                           (g)      Indebtedness in connection with the
Warehouse Facility and the Servicer Advance Facility;

                           (h)      Indebtedness secured solely by a
Securitization Security, provided the proceeds of such Securitization Security are delivered to Parent and used to repay Advances hereunder;

                           (i)      Indebtedness comprising Permitted
Investments;

                           (j)      unsecured Indebtedness of a Borrower to any
other Borrower;


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

                           (k)      guarantees permitted under Section 7.6; and

                           (l)      unsecured Indebtedness not permitted
pursuant to clauses (a)-(k) above, outstanding at any time in an aggregate amount not to exceed $2,000,000.

         7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

         7.3      RESTRICTIONS ON FUNDAMENTAL CHANGES.

                  (a) Enter into any merger, consolidation, reorganization, or recapitalization (other than a recapitalization in connection with a refinance required hereunder of the Senior Notes or the Reset Debentures), or reclassify its Stock or the Stock of any Subsidiary, except that, upon not less than 30 days prior notice to Agent and delivery of such documents and instruments as Agent shall request to continue the perfection and priority of Agent's security interest, a Borrower may merge with any other Borrower; provided that if such merger is with Parent, Parent is the surviving entity.

                  (b) Liquidate, wind up, or dissolve any Borrower (or suffer any liquidation or dissolution).

                  (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of their respective assets, except that a Borrower may convey assets to any other Borrower in the ordinary course of business or, upon 30 days notice to Agent and delivery of such documents and instruments as Agent shall request to continue the perfection and priority of Agent's security interest.

         7.4 DISPOSAL OF ASSETS. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of any Borrower or Subsidiary.

         7.5 CHANGE NAME. Change any Borrower's name, state of incorporation or formation, FEIN, corporate structure or identity, or add any new fictitious name; provided, however, that a Borrower may change its name upon at least 30 days prior written notice by Administrative Borrower to Agent of such change and so long as, at the time of such written notification, such Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Agent's Liens.

         7.6 GUARANTEE. Except as permitted under Section 7.1(e) and (f), guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrowers or which are transmitted or turned over to Agent.

         7.7 NATURE OF BUSINESS. Make any change in the principal nature of Borrowers' business or permit OFC to own any assets (other than regular and residual Securitization Securities and


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

funds used for the acquisition thereof) or incur or remain liable with respect to any liabilities (other than those specifically permitted herein).

         7.8      PREPAYMENTS AND AMENDMENTS.

                  (a) Make payments in connection with the Repurchase Agreements, provided, Borrowers may make required payments thereunder not to exceed $500,000 at any one time to a floor plan lender, so long as (i) no Default or Event of Default then exists or would be caused thereby, (ii) Agent receives prior written notice of such payment; and (iii) Borrowers have Excess Availability of at least $15,000,000 both before and after giving effect to such payment (as demonstrated to the satisfaction of Agent and certified by the chief financial officer of Parent).

                  (b) If any Default or Event of Default then exists or would be caused thereby, make scheduled payments of principal or interest in connection with the Senior Notes or Reset Debentures.

                  (c) Prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower other than: (i) the Obligations in accordance with this Agreement; (ii) in connection with a refinancing permitted by Section 7.1 (d); and (iii) prepayments or purchases of any other Indebtedness, if either (A) (x) no Default or Event of Default then exists or would be caused thereby; (y) for the 30 consecutive days prior to such payment, the average Daily Balance of all Advances outstanding hereunder is less than $5,000,000; and (z) on the date of such payment and for the 30 consecutive days following such date, there are no Advances outstanding hereunder, or (B) the aggregate amount of such repayments and repurchases does not exceed $3,000,000 during any fiscal year. Payments on Indebtedness permitted by Section 7.8 (a) or (b) above shall not violate this Section 7.8 (c).

                  (d) Directly or indirectly, amend, modify, alter, increase, waive any of its material rights under, or change any of the terms or conditions of (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b),(e),(f),(g) and (h), except in connection with a refinancing permitted by Section 7.1(d), (ii) any intercompany note delivered to Agent in connection with any Loan Document, (iii) the Governing Documents of Parent or any of its Subsidiaries including, without limitation, OAC LLC and OCC, in any manner which would adversely affect the Agent or Lender Group or Borrowers' or any Subsidiary's ability to perform its obligations under the Loan Documents or restrict the ability of such Borrower or Subsidiary to grant Liens on its assets or restrict or prohibit the pledge of the Stock of such Borrower or Subsidiary, and (iv) any Borrower's credit and collection policy in connection with sales to Dealers as in effect on the Closing Date, in each case without obtaining written consent from Agent to such amendment or waiver.

                  (e) Borrowers will not and will not permit any of their Subsidiaries to designate any Indebtedness as "Senior Notes" or "Senior Indebtedness."

         7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.


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

         7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on sale or return, sale on approval, or other conditional terms of sale.

         7.11 DISTRIBUTIONS. Other than distributions or declaration and payment of dividends by a Borrower to another Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of any Borrower's Stock, of any class, whether now or hereafter outstanding.

         7.12 ACCOUNTING METHODS. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrowers' accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Borrowers' financial condition.

         7.13 INVESTMENTS. Except for Permitted Investments and obligations of Parent under the Tarheel Support Agreement, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Borrower and its Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in deposit accounts or Securities Accounts in excess of $500,000 outstanding at any one time unless the Borrower or its Subsidiary, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements or similar arrangements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) Agent's Liens in such Permitted Investments.

         7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower except for transactions that are in the ordinary course of Borrowers' business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Borrowers than would be obtained in an arm's length transaction with a non-Affiliate. Each Borrower specifically agrees not to transfer any property, or make any loan or advance or contribution to any Excluded Entity except in connection with Permitted Investments and Permitted Dispositions.

         7.15 SUSPENSION. Suspend or go out of a substantial portion of its business.

         7.16     INTENTIONALLY OMITTED.

         7.17 USE OF PROCEEDS. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender (including the issuance of an L/C to Existing Lender in support of Existing Letters of Credit), and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

         7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without Administrative

Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the applicable Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and also provides to Agent a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without (a) Agent's prior written consent to such storage, the location of such storage and the specific Inventory and Equipment to be stored with such bailee, warehouseman or similar party, and (b) a written consent to hold or take possession of such Inventory or Equipment for Agent's benefit, an acknowledgment of Agent's first-priority perfected security interest in therein, waiver of such bailee, warehouseman or similar party's security interest therein, and agreement not to hold such Equipment or Inventory on behalf of any Person other than Agent after the date hereof or thereof, duly executed and delivered to Agent by such bailee, warehouseman or similar party, provided however, that the Borrowers may keep Inventory with an aggregate value not to exceed, in the aggregate, $2,000,000 in storage facilities or on storage lots located within 20 miles of the Inventory and Equipment locations set forth on Schedule 5.5.

         7.19 SECURITIES ACCOUNTS. Establish or maintain any Securities Account (other than those Securities Accounts in existence prior to the Closing Date, the only securities in which are debt instruments issued by Parent) unless Agent shall have received a Control Agreement in respect of such Securities Account. Borrowers agree to not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrowers may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

         7.20     FINANCIAL COVENANTS.  Fail to maintain:

                  (a) MINIMUM EBITDA. EBITDA, measured at the end of each fiscal quarter, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

-------------------------------------------------------------------------------

Applicable Amount                              Applicable Period
-------------------------------------------------------------------------------
                                         for the 3 month period ending
   $(2,750,000)                                December 31, 2001
-------------------------------------------------------------------------------
                                        for the six month period ending
   $(6,300,000)                                 March 31, 2002
-------------------------------------------------------------------------------
                                       for the nine month period ending
    $6,000,000                                   June 30, 2002
-------------------------------------------------------------------------------
                                          for the fiscal year ending
   $23,400,000                                September 30, 2002
-------------------------------------------------------------------------------

                  (b) MINIMUM TANGIBLE NET WORTH. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

-------------------------------------------------------------------------------
Applicable Amount                               Applicable Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   $162,800,000                                 December, 2001
-------------------------------------------------------------------------------
   $151,000,000                                  January, 2002
-------------------------------------------------------------------------------
   $143,000,000                                 February, 2002
-------------------------------------------------------------------------------
   $137,000,000                                   March, 2002
-------------------------------------------------------------------------------
   $134,500,000                                   April, 2002
-------------------------------------------------------------------------------
   $133,000,000                                    May, 2002
-------------------------------------------------------------------------------
   $134,000,000                                   June, 2002
-------------------------------------------------------------------------------
   $131,500,000                                   July, 2002
-------------------------------------------------------------------------------
   $133,000,000                                  August, 2002
-------------------------------------------------------------------------------
   $136,500,000                                 September, 2002
-------------------------------------------------------------------------------

                  (c) MAXIMUM CAPITAL EXPENDITURES. Make capital expenditures in excess of $14,500,000 for Borrowers' fiscal year 2002.

For the periods beginning October 1, 2002 and for each October 1 thereafter, Agent shall annually establish minimum EBITDA, Tangible Net Worth and maximum capital expenditure covenants based on Projections delivered by Borrowers in form and substance satisfactory to Agent. Such covenants shall be based on Borrowers achieving 80% of EBITDA forecast by such Projections. Borrowers shall not fail to maintain the respective minimum EBITDA, minimum Tangible Net Worth, or maximum Capital Expenditure levels so established by Agent.

         7.21 FINANCING STATEMENT AMENDMENTS, TERMINATIONS OR CORRECTIONS. File or cause to be filed, any amendment to, or termination of, a financing statement naming any Borrower as debtor and Agent as secured party, or any correction statement with respect thereto, without the prior written consent of Agent.

         7.22 WAREHOUSE FACILITY, SERVICER ADVANCE FACILITY AND CONSUMER FINANCING DURING THE EXISTENCE OF AN EVENT OF DEFAULT. During the existence of any Event of Default, (a) sell Installment Sales Contracts pursuant to the Warehouse Facility Documents if either (i) the "Class A Note Principal Balance" (as defined in the Warehouse Facility Documents) equals or exceeds $200,000,000, or (ii) OMI Note Trust 2001-A is unable to borrow funds pursuant to the Warehouse Facility Documents because of any failure on the part of Borrower or a Subsidiary to comply with any condition precedent to such borrowing, (b) make any "servicer advance" or P&I Advance unless such "servicer advance" or P&I Advance is fully funded from the proceeds of the Servicer Advance Facility and any other credit facility available to Borrowers and permitted hereunder and cash on hand not consisting of proceeds of Collateral, or (c) if Agent has delivered a notice to such effect to any Borrower, extend the payment terms for any consumer loan held by a Borrower pursuant to an existing Installment Sales Contract or other financing arrangement.

8.       EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

         8.1 If Borrowers fail to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations, but not including any Bank Product Obligations); provided, however, that in the case of Overadvances that are caused by the charging of interest, fees or Lender Group Expenses to the Loan Account, such event shall not cause an Event of Default if, within 3 Business Days of incurring such Overadvance, Borrowers repay or otherwise eliminate such Overadvance;

         8.2 If (a) Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.2 (Collateral Reporting), 6.3 (Financial


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

Statements, Reports, Certificates), 6.5 (Returns), 6.9 (Location of Inventory and Equipment), or 6.10 (Compliance with Laws), and such failure continues for a period of 3 Business Days; (b) Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections
6.1 (Accounting System), 6.6 (Maintenance of Properties), or 6.11 (Leases), and such failure continues for a period of 10 Business Days; or (c) Borrowers fail to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents (other than any Bank Product Agreements), or in any other present or future agreement between any Borrower and any member of the Lender Group;

         8.3 If any material portion of any Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

         8.4 If an Insolvency Proceeding is commenced by any Borrower or any of its Subsidiaries;

         8.5 If an Insolvency Proceeding is commenced against any Borrower, or any of its Subsidiaries, and any of the following events occur:
(a) the applicable Borrower or the Subsidiary consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligation to extend credit hereunder,
(d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Borrower or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

         8.6 If any Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         8.7 If a notice of Lien, levy, or assessment in excess of $2,000,000 (individually or in the aggregate for all such Liens, levies or assessments) is filed of record with respect to any Borrower's or any of its Subsidiaries' assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and such Lien, levy or assessment is not the subject of a Permitted Protest, or if any taxes or debts owing at any time hereafter to any one or more of such entities in an aggregate amount in excess of $2,000,000 becomes a Lien, that is not the subject of a Permitted Protest, whether choate or otherwise, upon any Borrower's or any of its Subsidiaries' assets and the same is not paid on the payment date thereof;

         8.8 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of any Borrower's or any of its Subsidiaries' properties or assets;

         8.9 If there is a default with respect to any Indebtedness in excess of $10,000,000 (other than the Obligations), or a default that results in termination of any agreement material to the business of any Borrower or Subsidiary (unless such Borrower or Subsidiary has acceptable alternative agreements available to it), and, in either case, such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Borrower's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

         8.10 With respect to the Warehouse Facility and Servicer Advance Facility, (a) any such facility is terminated (whether voluntarily, involuntarily, or at the scheduled maturity thereof), or maturity date thereof accelerated or amended to an earlier date; provided, however, that if such facilities are terminated at the scheduled maturity thereof, no Borrower shall be in Default hereunder if Borrowers shall have obtained another financing facility to replace such Warehouse Facility or Servicer Advance Facility by the applicable Required Refinance Date, in each case subject to terms and conditions acceptable to Agent and the Lenders, (b) there is a material modification or supplement to any Warehouse Facility Document or Servicer Advance Document that Agent has not otherwise consented to, the result of which is to materially increase the obligations of any Borrower thereunder, (c) any termination event, amortization event, early amortization event or similar event shall occur under such facility resulting in the acceleration of the obligations owed pursuant to such facility, or (d) with respect to the Warehouse Facility Documents, (i) the percentage set forth in section (i) of the definition of Borrowing Base Percentage (as defined in the Warehouse Facility Documents) or any corresponding section hereinafter in effect, is less than 70%, (ii) the time period in which payment is to be made for Installment Sales Contracts sold by OAC LLC as provided in Section 2.3 of the "Sale and Servicing Agreement" is extended, or (iii) (A) the amount of the cash portion of the consideration payable pursuant to the Warehouse Facility Documents to OAC LLC for any "Contract" (as defined in the Warehouse Facility Documents) or Mortgage Loan is reduced below the "Purchase Price," as defined in the Warehouse Facility Documents, (B) the timing for such payment of any "Contract" or Mortgage Loan to OAC LLC is extended, or (C) any "Contract" or Mortgage Loan is sold or transferred by OAC LLC to Ginkgo (or any replacement entity) other than in accordance with the terms of such Warehouse Facility Documents.

         8.11 If any termination event, amortization event, early amortization event or similar event shall occur under a Securitized Transaction that will have a materially adverse effect on the liquidity of Borrowers.

         8.12 If any Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

         8.13 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Borrower, its Subsidiaries, or any officer, employee, agent, or director of any Borrower or any of its Subsidiaries;

         8.14 If this Agreement or any other Loan Document (other than any Bank Product Agreements) that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

         8.15 Any provision of any Loan Document (other than any Bank Product Agreements) shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by any Borrower, or a proceeding shall be commenced by any Borrower, or by any Governmental Authority having jurisdiction over any Borrower, seeking to establish the invalidity or unenforceability thereof, or any Borrower shall deny that any Borrower has any liability or obligation purported to be created under any Loan Document (other than any Bank Product Agreements);

         8.16 If, without the consent of Agent, Borrowers make any payment of principal or interest on the Senior Notes or Reset Debenture and at such time, (a) Agent has not received prior notice of such payment, and (b) Borrowers do not have Excess Availability of at least $15,000,000 both before and after giving effect to such payment (as demonstrated to the satisfaction of Agent and certified by the chief financial officer of Parent); or

         8.17 If the net payments on guarantees for Securitization Securities permitted by Section 7.1(f) exceed $5,000,000 in any fiscal year.

9.       THE LENDER GROUP'S AND FUNDS MANAGEMENT BANK'S RIGHTS AND REMEDIES.

         9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, (x) the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Borrowers, and (y) at any time after the payment in full in cash of all Obligations other than the Bank Product Obligations and the termination of the Commitments, Funds Management Bank may authorize and instruct Agent to do any one or more of the following on behalf of Funds Management Bank and Wells Fargo and its Affiliates, all of which are authorized by Borrowers:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

                  (c) Terminate this Agreement and any of the other Loan Documents (other than any Bank Product Agreements unless acting pursuant to Section 9.1(y)) as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (e) Cause Borrowers to hold all returned Inventory in trust for Agent, segregate all returned Inventory from all other assets of Borrowers or in Borrowers' possession and conspicuously label said returned Inventory as the property of Agent;

                  (f) Without notice to or demand upon any Borrower, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Borrower agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Borrower authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Borrowers' Loan Account therefor. With respect to any of Borrowers' owned or leased premises, each Borrower hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's or Funds Management Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to any Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of any Borrower held by the Lender Group; provided, notice of such set off shall be provided to such Borrower thereafter;

                  (h) Hold, as cash collateral, any and all balances and deposits of any Borrower held by the Lender Group, and any amounts received in the Cash Management Accounts (subject to the terms of the Depository Account Agreement with respect to the Foothill Account), to secure the full and final repayment of all of the Obligations;

                  (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Each Borrower hereby grants to Agent, for the benefit of the Lender Group and Funds Management Bank, a license or other right to use, without charge, such Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and such Borrower's rights under all licenses and all franchise agreements shall inure to the benefit of the Lender Group and Funds Management Bank;

                  (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                  (k) Agent shall give notice of the disposition of the Personal Property Collateral as follows:

                           (i) Agent shall give Administrative Borrower (for the benefit of the applicable Borrower) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                           (ii) The notice shall be personally delivered or mailed, postage prepaid, to Administrative Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (l) Agent, on behalf of the Lender Group may credit bid and purchase at any public sale;

                  (m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                  (n) The Lender Group shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents; and

                  (o) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrowers. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Administrative Borrower (for the benefit of the applicable Borrower).

         9.2 REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.      TAXES AND EXPENSES.

         If any Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Borrower, may do any or all of the following:
(a) make payment of the same or any part thereof, (b) set up such reserves in Borrowers' Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.      WAIVERS; INDEMNIFICATION.

         11.1 DEMAND; PROTEST; ETC. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group or Funds Management Bank on which any such Borrower may in any way be liable. Each Borrower waives any right it may have to require Agent to pursue any third-Person for any of the Obligations.

         11.2 THE LENDER GROUP'S LIABILITY FOR COLLATERAL. Each Borrower hereby agrees that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause,
(iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

         11.3 INDEMNIFICATION. Each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, Funds Management Bank (together with its Affiliates, officers, directors, employees and agents), each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Borrowers shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12.      NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by Borrowers, Agent and Funds Management Bank to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Administrative Borrower, Agent, or Funds Management Bank, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrowers in care of Administrative Borrower, Agent, or Funds Management Bank, as the case may be, at its address set forth below:

         If to Administrative
         Borrower:                 OAKWOOD HOMES CORPORATION
                                   7800 McCloud Road
                                   Greensboro, North Carolina  27409
                                   Attn:    Mr. Robert Smith
                                   Fax No. (334) 664-3224

         with copies to:           RAYBURN COOPER & DURHAM, P.A.
                                   The Carillon, Suite 1200
                                   227 West Trade Street
                                   Charlotte, North Carolina  28202-1675
                                   Attn:  C. Richard Rayburn, Jr., Esq.
                                   Fax No. (704) 377-1897

         If to Agent:              FOOTHILL CAPITAL CORPORATION
                                   2450 Colorado Avenue
                                   Suite 3000W
                                   Santa Monica, California  90404
                                   Attn:  Business Finance Division Manager
                                   Fax No. (310) 453-7413
         with copies to:           FOOTHILL CAPITAL CORPORATION
                                   400 Northpark Town Center
                                   1000 Abernathy Boulevard
                                   Suite 1450
                                   Atlanta, Georgia  30328
                                   Attn: Business Finance Division Manager
                                   Fax No. (770) 508-1375

         and copies to:            PAUL, HASTINGS, JANOFSKY & WALKER LLP
                                   Suite 2400, 600 Peachtree Street, N.E.
                                   Atlanta, Georgia  30308-2222
                                   Attn: Cindy J.K. Davis, Esq.
                                   Fax No. (404) 815-2424

         If to Funds Management
         Bank:                     FIRST UNION NATIONAL BANK
                                   301 South College Street, TW-5
                                   Charlotte, North Carolina  28288-0737
                                   Attn: Mr. John McGowan
                                   Fax No. (704) 383-6249

         with copies to:           O'MELVENY & MYERS LLP
                                   555 13th Street, NW
                                   Washington, D.C. 20004
                                   Attn: Nadia Burgard, Esq.
                                   Fax No. (202) 383-5414

         Agent, Borrowers and Funds Management Bank may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by the Lender Group or Funds Management Bank in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

         (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR

THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

         (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN BANK PRODUCT AGREEMENTS) SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN FULTON, GEORGIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS, FUNDS MANAGEMENT BANK, AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(B).

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS, FUNDS MANAGEMENT BANK, AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS, FUNDS MANAGEMENT BANK, AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         14.1     ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an "Assignee") all, or any part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000; provided, however, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an executed Assignment and Acceptance in form and


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substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

                  (b) From and after the date that Agent notifies the assignor Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and, payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrowers and the Assignee.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting


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adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in the Obligations of such Lender, the Commitment of such Lender, and the other rights and interests of such Lender (the "Originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. The provisions of this Section 14.1(e) are solely for the benefit of Lender Group, and none of the Borrowers shall have any rights as a third party beneficiary of any such provisions.

                  (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrowers or Borrowers' business.

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                  (g)      Any other provision in this Agreement
notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement
(i) in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law, or (ii) in favor of any other Person, provided that no such pledge or security interest shall release Lender from its obligations hereunder or substitute any such pledge or secured party as a party to this Agreement.

         14.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by any Borrower is required in connection with any such assignment.

         14.3 ADDITIONAL COMMITMENTS. After the Closing Date and provided no Default or Events of Default has occurred and is continuing at such time, Additional Commitments may be issued to Lenders or New Lenders in an aggregate amount not to exceed $10,000,000. Persons not then Lenders may be included as New Lenders having Additional Commitments with the written approval of the Agent, in its sole discretion. Prior to the effectiveness of any Additional Commitments, Administrative Borrower shall pay to Agent, for its own account or the account of the New Lender, as may be determined by Agent, such arrangement and upfront fees as may be set forth in a Fee Letter in connection with the issuance of the Additional Commitment. Each Lender or New Lender issuing an Additional Commitment shall execute and deliver to Agent a Lender Assumption Agreement prior to the effectiveness of such Additional Commitment. Funds advanced under any Additional Commitments shall for all purposes constitute Advances and be Obligations hereunder and under the Loan Documents.

15.      AMENDMENTS; WAIVERS.

         15.1 AMENDMENTS AND WAIVERS. Subject to the provisions of Section 16.20, no amendment or waiver of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements which may be amended between Borrowers and Funds Management Bank), and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Borrowers) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Administrative Borrower (on behalf of all Borrowers) and acknowledged by Agent, do any of the following:

                  (a)      increase or extend any Commitment of any Lender,


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                  (b)      postpone or delay any date fixed by this Agreement or
any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

                  (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

                  (d) change the percentage of the Commitments that is required to take any action hereunder,

                  (e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders,

                  (f)      release Collateral other than as permitted by Section
16.12,

                  (g)      change the definition of "Required Lenders",

                  (h)      contractually subordinate any of the Agent's Liens,

                  (i) release any Borrower from any obligation for the payment of money,

                  (j) change the definition of Borrowing Base, the definitions of Eligible Accounts, Eligible Inventory, Maximum Revolver Amount, Additional Commitment, or change Section 2.1(b), or

                  (k)      amend any of the provisions of Section 16.

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         15.2 REPLACEMENT OF HOLDOUT LENDER. If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable written notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have no right to refuse to be replaced hereunder, provided, each Lender that is a Holdout Lender is so replaced. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.


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                  Prior to the effective date of such replacement, the Holdout
Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

         15.3 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.


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16.      AGENT; THE LENDER GROUP; THE FUNDS MANAGEMENT BANK.

         16.1     APPOINTMENT AND AUTHORIZATION OF AGENT.

                  (a) AGENT. Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Funds Management Bank hereby designates and appoints Foothill as its representative for purposes of Sections 2.4(b), 4, and 9, of this Agreement, and irrevocably (subject to Section 16.9) authorizes Agent to take such action on its behalf under the provisions of such sections. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, the Lenders, and Funds Management Bank, and Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein, except to the extent expressly provided in Section 16.20. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender or Funds Management Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders and Funds Management Bank agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect:
(a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.


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         16.2     DELEGATION OF DUTIES. Agent may execute any of its duties
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         16.3     LIABILITY OF AGENT. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders or Funds Management Bank for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or Funds Management Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrowers or the books or records or properties of any of Borrowers' Subsidiaries or Affiliates.

         16.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders and/or Funds Management Bank as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders and/or Funds Management Bank against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders (and the consent of Funds Management Bank to the extent such consent is required by Section 16.20) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders and Funds Management Bank.

         16.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating


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that such notice is a "notice of default." Agent promptly will notify the
Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         16.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrowers and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender and the Funds Management Bank represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to, or otherwise enter into agreements with, Borrowers. Each Lender and the Funds Management Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders or Funds Management Bank by Agent, Agent shall not have any duty or responsibility to provide any Lender or the Funds Management Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         16.7 COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders or any other Person. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the


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transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         16.8 AGENT IN INDIVIDUAL CAPACITY. Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, lending, trust, financial advisory, underwriting, or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Foothill or its Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Foothill in its individual capacity.

         16.9 SUCCESSOR AGENT. Subject to the last sentence of this Section 16.9, Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a


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retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. Upon termination of the Commitments and payment in full of all Obligations hereunder other than Bank Product Obligations, Agent may give 10 days prior written notice of its intent to resign as Agent hereunder to the Lenders and Funds Management Bank, and the Lenders and Funds Management Bank agree to appoint FUNB as Agent hereunder and FUNB hereby agrees to accept such appointment as successor Agent hereunder; provided, however, that at any time thereafter, FUNB may resign as Agent upon prior notice only to Administrative Borrower.

         16.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of the Agent.

         16.11    WITHHOLDING TAXES.

                  (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower:

                           (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception,
                  (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;


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                           (iii)    if such Lender claims that interest paid
                  under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

                  (e) All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but


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excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or (ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrowers will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrowers.

         16.12    COLLATERAL MATTERS.

                  (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry),
(iii) constituting property in which no Borrower owned any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to a Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders and, to the extent required pursuant to Section 16.20(a), Funds Management Bank, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders and Funds Management Bank will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (b) Agent shall have no obligation whatsoever to any of the Lenders or the Funds Management Bank to assure that the Collateral exists or is owned by Borrowers or is


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cared for, protected, or insured or has been encumbered, or that the Agent's
Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender or the Funds Management Bank as to any of the foregoing, except as otherwise provided herein.

         16.13    RESTRICTIONS ON ACTIONS; SHARING OF PAYMENTS.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrowers or any Deposit Accounts of Borrowers now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral. Except in its capacity as a successor Agent pursuant to Section 16.9, and subject to the exercise of any rights of Funds Management Bank arising under statutory or common law provisions relating to banker's liens, rights of recoupment or set-off or similar rights and remedies as to deposit accounts (other than the Foothill Account except to the extent permitted by the Depository Account Agreement) with respect to the Bank Product Obligations owing to Funds Management Bank, Funds Management Bank agrees that it shall not, unless specifically requested to do so by Agent and Funds Management Bank so agrees, take or cause to be taken any action with respect to the Collateral, including, the commencement of any legal or equitable proceedings with respect to the Collateral, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                  (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or
(ii) payments from Agent in excess of such Lender's Pro-Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest


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except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. Except in its capacity as a successor Agent pursuant to Section 16.9, or in connection with its exercise of rights arising under statutory or common law provisions relating to banker's liens, rights of recoupment or set-off or similar rights and remedies as to deposit accounts (other than the Foothill Account except to the extent permitted by the Depository Account Agreement) with respect to the Bank Product Obligations owing to Funds Management Bank, Funds Management Bank agrees, that if it shall receive any proceeds of Collateral or any payments with respect to the Obligations arising hereunder, or relating to, this Agreement or the other Loan Documents, to turn over to Agent such proceeds of Collateral or payments with respect to the Obligations, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement.

         16.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of the Code can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         16.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

         16.16 CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group and the Funds Management Bank. Funds Management Bank and each member of the Lender Group agree that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders and the Funds Management Bank.

         16.17 FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By becoming a party to this Agreement, each Lender:

                  (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by Agent, and Agent shall so furnish each Lender with such Reports,


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                  (b)      expressly agrees and acknowledges that Agent does not
make any representation or warranty as to the accuracy of any Report, and (ii) shall be liable for any information contained in any Report,

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrowers and will rely significantly upon the Books, as well as on representations of Borrowers' personnel,

                  (d) agrees to keep all Reports and other material, non-public information regarding Borrowers and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrowers that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Administrative Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrowers to Agent that has not been contemporaneously provided by Borrowers to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrowers, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent


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promptly shall provide a copy of same to such Lender, and (z) any time that
Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         16.18 SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group or acts of Funds Management Bank. Funds Management Bank shall have no liability for the acts of any member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

         16.19 LEGAL REPRESENTATION OF AGENT. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, Paul, Hastings, Janofsky & Walker LLP ("Paul Hastings") only has represented and only shall represent Foothill in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that Paul Hastings does not represent it in connection with any such matters.

         16.20    FUNDS MANAGEMENT BANK.

                  (a) Notwithstanding anything herein to the contrary, the Funds Management Bank agrees and acknowledges that (i) it has no voting rights under this Agreement (including, without limitation, no right to consent to any amendments to, and waivers of any provisions of this Agreement, or receive notice thereof), except that (x) no amendment, modification or waiver of the definitions of "Funds Management Bank," "Bank Products," "Bank Product Obligations," "ACH Transactions," or "Bank Product Agreements," Section 2.4(b), 2.7(a), 2.7(b), 9.1, 11.3, 16.9, 16.13, or 16.20 shall be effective without the prior written consent of the Funds Management Bank and (y) except in connection with any judicial or non-judicial foreclosure proceedings against, or any sale or other exercise of remedies against, the Collateral, or any sale of the Collateral under Section 363 of the Bankruptcy Code, Agent shall not release its Liens on all or substantially all of the Collateral without the prior written consent of Funds Management Bank, (ii) it will not terminate its services as a Cash Management Bank or close any Borrower's account (except at the request of such Borrower) without at least 60 days prior written notice to


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Agent and Administrative Borrower, (iii) Agent and the Lenders shall be entitled to manage and supervise the loans hereunder in accordance with applicable law and their respective usual practices, modified from time to time as they each deem appropriate under the circumstances, without regard to the existence of any rights that the Funds Management Bank may now or hereafter have in or to any of the Collateral except as expressly set forth in this Agreement and the Depository Account Agreement, (iv) neither Agent nor the Lenders shall have any liability to the Funds Management Bank for, and the Funds Management Bank waives any claim that the Funds Management Bank may now or hereafter have against Agent and the Lenders arising out of, and the Funds Management Bank waives any objection to, or right to object to, (1) any and all actions which Agent and the other members of the Lender Group may take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral or the Lien therefor, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any Account Debtor, guarantor or any other party), or the collection of the Collateral, or the valuation, use, protection or release of any of the Collateral in each case except as may be the result of gross negligence or willful misconduct of Agent as determined by a final non-appealable order of a court of competent jurisdiction, (2) any motion for relief from the automatic stay brought by Agent, (3) the procedures established for, or the terms of, and all proceedings relating to any foreclosure on, or sale or other liquidation of the Collateral, (4) Agent's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111 (b)(2) of the Bankruptcy Code, or (5) the use of cash collateral, or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code, by any Borrower as debtor-in-possession, and (v) unless expressly provided for in Section 16.20(c), Agent is not required to give the Funds Management Bank copies of any financial information delivered by Borrower hereunder, or any audits or appraisals or other reports prepared in connection therewith, or notice of any action taken hereunder, or to obtain the Funds Management Bank's consent thereto, including (1) any amendment of or any addition of or supplement to any instrument, document or agreement relating to this Agreement, (2) any exercise or non-exercise of any right, power or remedy under or in respect of this Agreement or any instrument, document or agreement relating hereto, (3) the release, sale, exchange or surrender, in whole or in part, of any part of the Collateral or any additional collateral to which Agent may become entitled, (4) any release of any guarantor of or pledgor securing the Obligations or any security for such pledge or guaranty, or (5) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of this Agreement or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty hereof.

         (b) Agent, Lenders and Borrowers acknowledge and agree that it is a condition to the closing of the transactions contemplated hereby that concurrently with such closing, the Underlying Issuer issue a Letter of Credit for the benefit of Existing Lender in the initial stated amount of $38,859,929.39 to support the obligations of Borrowers under the letters of credit issued by Existing Lender for the account of one or more Borrowers (the "Existing Letters of Credit"). Borrowers hereby agree to use their best efforts to cause Issuing Lender to issue or cause to be issued replacement L/C's to the beneficiaries of the Existing Letters of Credit no later than 60 days after the Closing Date.


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

         (c) Borrowers hereby agree to deliver to Funds Management Bank concurrently with delivery to Agent, a copy of all items required to be delivered to Agent pursuant to Section 6.3. Agent hereby agrees to deliver to Funds Management Bank, (i) prior written notice of any judicial or non-judicial foreclosure proceedings against, or any sale or other exercise of remedies against, the Collateral, or any sale of the Collateral under Section 363 of the Bankruptcy Code, by or on behalf of Agent, (ii) promptly upon execution thereof, execution copies of this Agreement, the Mortgages, the Pledge Agreement, the Intellectual Property Security Agreement, and legal opinions delivered to Agent and all amendments, modifications and waivers of the foregoing, and (iii) upon the reasonable request of Funds Management Bank from time to time, a copy of any document received by Agent pursuant to Section 6.3 in the event Borrowers fail to deliver a copy of such document directly to Funds Management Bank, and Borrowers authorize such delivery by Agent.

         (d) In the event FUNB becomes Agent hereunder pursuant to Section 16.9, Borrowers hereby jointly and severally agree to pay FUNB such fees and at such time as shall be determined by FUNB in its reasonable discretion.

         (e) Funds Management Bank agrees that this Agreement may be terminated in connection with a refinancing of all Obligations other than Bank Product Obligations, and to the extent all Obligations (other than Bank Product Obligations owed to Funds Management Bank) are paid in full to the satisfaction of Agent, Issuing Lender, and the Lenders, Funds Management Bank agrees to enter into any agreements as may be reasonably requested by a lender selected by Borrowers in connection with such refinancing if such agreements provide Funds Management Bank with security and rights similar to those provided for hereunder, and Funds Management Bank authorizes Agent to deliver assignments or releases of the Collateral to such replacement lender at the request of Borrowers or such replacement lender.

17.      GENERAL PROVISIONS.

         17.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers, Funds Management Bank, Agent, and each Lender whose signature is provided for on the signature pages hereof.

         17.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         17.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group, Borrowers, or Funds Management Bank whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         17.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         17.5 AMENDMENTS IN WRITING. This Agreement only can be amended by a writing in accordance with Section 15.1.

         17.6 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         17.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or the transfer to the Lender Group or Funds Management Bank of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group or Funds Management Bank is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group or Funds Management Bank is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group or Funds Management Bank related thereto, the liability of Borrowers automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         17.8 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         17.9 PARENT AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group's relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.9 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

         17.10 CONFLICTS. Except with respect to the Depository Account Agreement or as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                    BORROWERS:

                                    OAKWOOD HOMES CORPORATION,
                                    a North Carolina corporation




                                    /s/ Robert A. Smith
                                    ---------------------------------
                                    By:  Robert A. Smith
                                    Its:   Executive Vice President




                                    OAKWOOD ACCEPTANCE CORPORATION,
                                    LLC, a Delaware limited liability company




                                    /s/ Robert A. Smith
                                    ---------------------------------
                                    By:  Robert A. Smith
                                    Its:   Vice President

                                    OAKWOOD SHARED SERVICES, LLC,
                                    a Delaware limited liability company




                                    /s/ Robert A. Smith
                                    ---------------------------------
                                    By:  Robert A. Smith
                                    Its:   Vice President

                                    OAKWOOD MOBILE HOMES, INC.,
                                    a North Carolina corporation




                                    /s/ Robert A. Smith
                                    ---------------------------------
                                    By:  Robert A. Smith
                                    Its:   Vice President



                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 1

                                   CREST CAPITAL LLC, a Nevada limited
                                   liability company




                                    /s/ Monte L. Miller
                                   ---------------------------------
                                   By:  Monte L. Miller
                                      ------------------------------
                                   Its: President
                                       -----------------------------




                                   FSI FINANCIAL SERVICES, INC.,
                                   a Michigan corporation




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President




                                   TRI-STATE INSURANCE AGENCY, INC.,
                                   a Michigan corporation




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President



                                   HBOS MANUFACTURING, LP,
                                   a Delaware limited partnership

                                          By:  Oakwood Mobile Homes, Inc.,
                                               Its General partner




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 2

                                   PREFERRED HOUSING SERVICES, LP, a
                                   Delaware limited partnership

                                          By:  Oakwood Mobile Homes, Inc.,
                                               Its General partner




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President



                                   NEW DIMENSION HOMES, INC.,
                                   a Delaware corporation



                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President




                                   GOLDEN WEST LEASING, LLC,
                                   a Nevada limited liability company




                                    /s/ Monte L. Miller
                                   ---------------------------------
                                   By:  Monte L. Miller
                                      ------------------------------
                                   Its: President
                                       -----------------------------




                                   DREAMSTREET COMPANY, LLC,
                                   a Delaware limited liability company




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 3

                                   HOME SERVICE CONTRACT, INC., a
                                   Michigan corporation



                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President




                                   SUBURBAN HOME SALES, INC., a Michigan
                                   corporation




                                   /s/ Robert A. Smith
                                   ---------------------------------
                                   By:  Robert A. Smith
                                   Its:   Vice President


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 4

                                    AGENT:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Agent




                                    /s/ Kathy Plisko
                                    -----------------------------------
                                    By: Kathy Plisko
                                    Title: Senior Vice President


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 5

                                   LENDERS:

                                   FOOTHILL CAPITAL CORPORATION,
                                   as Lender and Issuing Bank




                                   /s/ Kathy Plisko
                                   -----------------------------------
                                   By: Kathy Plisko
                                   Title: Senior Vice President


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 6

                                  TEXTRON FINANCIAL CORPORATION,
                                  as Lender




                                   /s/ Jerrold K. Brown
                                  ----------------------------------
                                  By:    Jerrold K. Brown
                                     -------------------------------
                                  Title: Senior Vice President
                                        ----------------------------


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 7

                                 FUNDS MANAGEMENT BANK:

                                 FIRST UNION NATIONAL BANK,
                                 as Funds Management Bank



                                  /s/ John McGowan
                                 -----------------------------------
                                 By:    John McGowan
                                    --------------------------------
                                 Title: Senior Vice President
                                       -----------------------------


                          LOAN AND SECURITY AGREEMENT
                                SIGNATURE PAGE 8

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                               ------
1.       DEFINITIONS AND CONSTRUCTION............................................................................1

         1.1      Definitions....................................................................................1

         1.2      Accounting Terms..............................................................................29

         1.3      Code..........................................................................................29

         1.4      Construction..................................................................................29

         1.5      Schedules and Exhibits........................................................................30

2.       LOAN AND TERMS OF PAYMENT..............................................................................30

         2.1      Revolver Advances.............................................................................30

         2.2      Intentionally Omitted.........................................................................32

         2.3      Borrowing Procedures and Settlements..........................................................32

         2.4      Payments......................................................................................38

         2.5      Overadvances..................................................................................41

         2.6      Interest Rates and Letter of Credit Fee:  Rates, Payments, and Calculations...................42

         2.7      Cash Management...............................................................................43

         2.8      Crediting Payments; Float Charge..............................................................44

         2.9      Designated Account............................................................................45

         2.10     Maintenance of Loan Account; Statements of Obligations........................................45

         2.11     Fees..........................................................................................45

         2.12     Letters of Credit.............................................................................46

         2.13     Intentionally Omitted.........................................................................49

         2.14     Capital Requirements..........................................................................49

         2.15     Joint and Several Liability of Borrowers......................................................50

3.       CONDITIONS; TERM OF AGREEMENT..........................................................................53

         3.1      Conditions Precedent to the Initial Extension of Credit.......................................53

         3.2      Conditions Subsequent to the Initial Extension of Credit......................................57

         3.3      Conditions Precedent to all Extensions of Credit..............................................58

         3.4      Term..........................................................................................58

         3.5      Effect of Termination.........................................................................59

         3.6      Early Termination by Borrowers................................................................59

                                                                                                                Page
                                                                                                               ------
4.       CREATION OF SECURITY INTEREST..........................................................................60

         4.1      Grant of Security Interest....................................................................60

         4.2      Negotiable Collateral.........................................................................60

         4.3      Collection of Accounts, General Intangibles, and Negotiable Collateral........................60

         4.4      Delivery of Additional Documentation Required; Authorization to File
                  UCC Financing Statements......................................................................61

         4.5      Power of Attorney.............................................................................61

         4.6      Right to Inspect..............................................................................62

         4.7      Control Agreements............................................................................62

5.       REPRESENTATIONS AND WARRANTIES.........................................................................63

         5.1      No Encumbrances...............................................................................63

         5.2      Eligible Accounts.............................................................................63

         5.3      Eligible Inventory............................................................................63

         5.4      Equipment.....................................................................................63

         5.5      Location of Inventory and Equipment...........................................................63

         5.6      Inventory Records.............................................................................63

         5.7      Legal Name; Location of Chief Executive Office; FEIN..........................................64

         5.8      Due Organization and Qualification; Subsidiaries..............................................64

         5.9      Due Authorization; No Conflict................................................................65

         5.10     Litigation....................................................................................65

         5.11     No Material Adverse Change....................................................................65

         5.12     Fraudulent Transfer...........................................................................66

         5.13     Employee Benefits.............................................................................66

         5.14     Environmental Condition.......................................................................66

         5.15     Brokerage Fees................................................................................66

         5.16     Intellectual Property.........................................................................66

         5.17     Real and Personal Property....................................................................67

         5.18     Leases........................................................................................67

         5.19     DDAs..........................................................................................67

         5.20     Complete Disclosure...........................................................................67

                                                                                                                Page
                                                                                                               ------
         5.21     Indebtedness..................................................................................67

         5.22     IRB Properties................................................................................67

         5.23     No Default....................................................................................67

6.       AFFIRMATIVE COVENANTS..................................................................................68

         6.1      Accounting System.............................................................................68

         6.2      Collateral Reporting..........................................................................68

         6.3      Financial Statements, Reports, Certificates...................................................70

         6.4      Intentionally Omitted.........................................................................72

         6.5      Return........................................................................................72

         6.6      Maintenance of Properties.....................................................................72

         6.7      Taxes.........................................................................................73

         6.8      Insurance.....................................................................................73

         6.9      Location of Inventory and Equipment...........................................................74

         6.10     Compliance with Laws..........................................................................74

         6.11     Leases........................................................................................74

         6.12     Brokerage Commissions.........................................................................74

         6.13     Existence.....................................................................................75

         6.14     Environmental.................................................................................75

         6.15     Disclosure Updates............................................................................75

         6.16     Installment Sales Contracts...................................................................75

         6.17     Reinsurance...................................................................................75

         6.18     Refinance or Extended Maturity Date for Senior Notes and Reset
                  Debenture.....................................................................................76

         6.19     Refinance or Extended Maturity Date for Servicer Advance Facility and
                  Warehouse Facility............................................................................76

7.       NEGATIVE COVENANTS.....................................................................................76

         7.1      Indebtedness..................................................................................76

         7.2      Liens.........................................................................................77

         7.3      Restrictions on Fundamental Changes...........................................................78

         7.4      Disposal of Assets............................................................................78

                                                                                                                Page
                                                                                                               ------
         7.5      Change Name...................................................................................78

         7.6      Guarantee.....................................................................................78

         7.7      Nature of Business............................................................................78

         7.8      Prepayments and Amendments....................................................................78

         7.9      Change of Control.............................................................................79

         7.10     Consignments..................................................................................79

         7.11     Distributions.................................................................................79

         7.12     Accounting Methods............................................................................80

         7.13     Investments...................................................................................80

         7.14     Transactions with Affiliates..................................................................80

         7.15     Suspension....................................................................................80

         7.16     Intentionally Omitted.........................................................................80

         7.17     Use of Proceeds...............................................................................80

         7.18     Change in Location of Chief Executive Office; Inventory and Equipment
                  with Bailees..................................................................................80

         7.19     Securities Accounts...........................................................................81

         7.20     Financial Covenants...........................................................................81

         7.21     Financing Statement Amendments, Terminations or Corrections...................................83

         7.22     Agent's Right With Respect to Warehouse Facility, Servicer Advance
                  Facility and Consumer Financing Upon Event of Default.........................................83

8.       EVENTS OF DEFAULT......................................................................................83

9.       THE LENDER GROUP'S RIGHTS AND REMEDIES.................................................................86

         9.1      Rights and Remedies...........................................................................86

         9.2      Remedies Cumulative...........................................................................89

10.      TAXES AND EXPENSES.....................................................................................89

11.      WAIVERS; INDEMNIFICATION...............................................................................89

         11.1     Demand; Protest; etc..........................................................................89

         11.2     The Lender Group's Liability for Collateral...................................................89

         11.3     Indemnification...............................................................................90

12.      NOTICES................................................................................................91

                                                                                                                Page
                                                                                                               ------
13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.............................................................92

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.............................................................93

         14.1     Assignments and Participations................................................................93

         14.2     Successors....................................................................................95

15.      AMENDMENTS; WAIVERS....................................................................................96

         15.1     Amendments and Waivers........................................................................96

         15.2     Replacement of Holdout Lender.................................................................97

         15.3     No Waivers; Cumulative Remedies...............................................................97

16.      AGENT; THE LENDER GROUP................................................................................98

         16.1     Appointment and Authorization of Agent........................................................98

         16.2     Delegation of Duties..........................................................................98

         16.3     Liability of Agent............................................................................99

         16.4     Reliance by Agent.............................................................................99

         16.5     Notice of Default or Event of Default.........................................................99

         16.6     Credit Decision..............................................................................100

         16.7     Costs and Expenses; Indemnification..........................................................100

         16.8     Agent in Individual Capacity.................................................................101

         16.9     Successor Agent..............................................................................101

         16.10    Lender in Individual Capacity................................................................102

         16.11    Withholding Taxes............................................................................102

         16.12    Collateral Matters...........................................................................104

         16.13    Restrictions on Actions by Lenders; Sharing of Payments......................................105

         16.14    Agency for Perfection........................................................................106

         16.15    Payments by Agent to the Lenders.............................................................106

         16.16    Concerning the Collateral and Related Loan Documents.........................................106

         16.17    Field Audits and Examination Reports; Confidentiality; Disclaimers by
                  Lenders; Other Reports and Information.......................................................106

         16.18    Several Obligations; No Liability............................................................107

         16.19    Legal Representation of Agent................................................................108

17.      GENERAL PROVISIONS....................................................................................108

                                                                                                               Page
                                                                                                              ------
         17.1     Effectiveness................................................................................108

         17.2     Section Headings.............................................................................108

         17.3     Interpretation...............................................................................108

         17.4     Severability of Provisions...................................................................109

         17.5     Amendments in Writing........................................................................109

         17.6     Counterparts; Telefacsimile Execution........................................................109

         17.7     Revival and Reinstatement of Obligations.....................................................109

         17.8     Integration..................................................................................109

         17.9     Parent as agent for Borrowers................................................................109

         17.10    Conflicts....................................................................................110

EXHIBITS AND SCHEDULES
Exhibit A-1        Form of Assignment and Acceptance
Exhibit B-1        Form of Borrowing Base Certificate
Exhibit C-1        Form of Compliance Certificate
Exhibit D          Form of Bill and Hold Letter
Schedule A-1       Agent's Account
Schedule C-1       Commitments
Schedule D-1       Designated Account
Schedule E-1       Eligible Inventory Locations
Schedule E-2       Additional Excluded Properties
Schedule L-1       Liquidating Personal Property
Schedule L-2       Liquidating Real Property
Schedule P-1       Permitted Liens
Schedule R-1       Real Property Collateral
Schedule R-2       Post-Closing Real Property Mortgages
Schedule 2.8(a)    Cash Management Banks
Schedule 5.5       Locations of Inventory and Equipment
Schedule 5.7       Chief Executive Office; FEIN
Schedule 5.8(b)    Capitalization of Borrowers
Schedule 5.8(c)    Capitalization of Borrowers' Subsidiaries
Schedule 5.8(d)    Subscriptions, Options, Warrants
Schedule 5.10      Litigation
Schedule 5.14      Environmental Matters
Schedule 5.16      Intellectual Property
Schedule 5.19      Demand Deposit Accounts
Schedule 5.21      Permitted Indebtedness
Schedule 5.22      IRB Properties
Schedule 7.1(b)    IRB Debt

                                  SCHEDULE C-1

                                   COMMITMENTS

------------------------------- ----------------------------
            LENDER                      COMMITMENT
------------------------------- ----------------------------
Foothill Capital Corporation    $35,000,000
------------------------------- ----------------------------
Textron Financial Corporation   $20,000,000
------------------------------- ----------------------------
All Lenders                     $55,000,000
------------------------------- ----------------------------

                                  SCHEDULE A-1

                                 AGENT'S ACCOUNT

                  JP Morgan Chase Bank
                  New York, New York
                  ABA# 021000021
                  Credit to:  Foothill Capital Corporation
                  Account No. 323-266193
                  Re:   Oakwood Homes Corporation

                                  SCHEDULE R-1

                                  REAL PROPERTY

                                  SCHEDULE R-2

          REAL PROPERTY (POST-CLOSING MORTGAGES AND RELATED DOCUMENTS)